                                                  Filed Pursuant to Rule 497(c)
                                                   Registration Nos. 333-160103
                                                                  and 811-21425

                          COMBINED PROXY STATEMENT OF

                     PIONEER SMALL AND MID CAP GROWTH FUND

                                      AND

                                PROSPECTUS FOR

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292



                                    [GRAPHIC]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       SCHEDULED FOR SEPTEMBER 10, 2009

To the Shareholders of Pioneer Small and Mid Cap Growth Fund:

   This is the formal agenda for your fund's special shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

   The meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 10, 2009, at 2:00 p.m., Eastern Time, to consider the following:

    1. A proposal to approve an Agreement and Plan of Reorganization between your fund and a similarly managed Pioneer Fund, Pioneer Oak Ridge Small Cap Growth Fund. Under this Agreement and Plan of Reorganization, your fund will transfer all of its assets to Pioneer Oak Ridge Small Cap Growth Fund in exchange for shares of Pioneer Oak Ridge Small Cap Growth Fund. Holders of each class of shares of your fund will receive the same class of shares of Pioneer Oak Ridge Small Cap Growth Fund. Shares of Pioneer Oak Ridge Small Cap Growth Fund will be distributed to your fund's shareholders in proportion to their holdings of the applicable class of shares of your fund on the closing date of the reorganization. Pioneer Oak Ridge Small Cap Growth Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

    2. Any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

   Shareholders of record as of the close of business on July 10, 2009 are entitled to vote at the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Dorothy E. Bourassa




                                          Dorothy E. Bourassa
                                          Secretary

Boston, Massachusetts
August 4, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                          COMBINED PROXY STATEMENT OF

                     PIONEER SMALL AND MID CAP GROWTH FUND
                     (a series of PIONEER SERIES TRUST II)

                                      AND

                                PROSPECTUS FOR

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                     (a series of PIONEER SERIES TRUST I)

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292


   Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               TABLE OF CONTENTS

                                                                                 Page
-                                                                                ----
INTRODUCTION....................................................................   3
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION...............................  24
TAX STATUS OF THE REORGANIZATION................................................  25
VOTING RIGHTS AND REQUIRED VOTE.................................................  27
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS..................................  27
FINANCIAL HIGHLIGHTS............................................................  38
INFORMATION CONCERNING THE MEETING..............................................  41
OWNERSHIP OF SHARES OF THE PIONEER FUNDS........................................  42
EXPERTS.........................................................................  43
AVAILABLE INFORMATION...........................................................  43
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION....................... A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE. B-1

                                 INTRODUCTION

   This combined proxy statement/prospectus, dated August 4, 2009 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of Pioneer Small and Mid Cap Growth Fund in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of Pioneer Series Trust II of proxies to be used at a special meeting of the shareholders of Pioneer Small and Mid Cap Growth Fund to be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 10, 2009, at 2:00 p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of Pioneer Small and Mid Cap Growth Fund on or about August 4, 2009.

   The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize your fund into Pioneer Oak Ridge Small Cap Growth Fund. The Trustees recommend that you vote FOR this proposal.

   Your fund is a series of Pioneer Series Trust II, an open-end management investment company organized as a Delaware statutory trust. Pioneer Oak Ridge Small Cap Growth Fund is a series of Pioneer Series Trust I, an open-end management investment company organized as a Delaware statutory trust.

   The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization of your fund into Pioneer Oak Ridge Small Cap Growth Fund (the "Reorganization"). Please read this Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, as they are a part of this Proxy Statement/Prospectus.

        The date of this Proxy Statement/Prospectus is August 4, 2009.

   Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

Where to Get More Information
---------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus, statement of         On file with the SEC (http://www.sec.gov) and
additional information, and any applicable supplements.      available at no charge by calling our toll-free
                                                             number: 1-800-225-6292
---------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's most recent annual and semi-annual       On file with the SEC (http://www.sec.gov) and
reports to shareholders.                                     available at no charge by calling our toll-free
                                                             number: 1-800-225-6292. See "Available
                                                             Information."
---------------------------------------------------------------------------------------------------------------
A statement of additional information for this Proxy         On file with the SEC (http://www.sec.gov) and
Statement/Prospectus (the "SAI"), dated August 4, 2009.      available at no charge by calling our toll-free
It contains additional information about the Pioneer Funds.  number: 1-800-225-6292. This SAI is incorporated by reference into this Proxy Statement/Prospectus.
---------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.      Call our toll-free telephone number:
                                                             1-800-225-6292.

   Pioneer Small and Mid Cap Growth Fund's prospectus and statement of additional information dated May 1, 2009, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

Background to the Reorganization

   After considering the viability of your fund in light of its current size (approximately $55 million as of June 30, 2009) and limited prospects for future asset growth, Pioneer Investment Management, Inc. ("Pioneer"), your fund's investment adviser, recommended the proposed Reorganization to the Board of Trustees. Pioneer Oak Ridge Small Cap Growth Fund, which has a larger current asset base that offers the potential for greater economies of scale, has similar investment objectives and investment strategies to your fund and has the same investment adviser, Pioneer. A combined fund would eliminate confusion in the marketplace caused by having two similar funds and enhance the potential for one of the two funds to achieve growth in assets. The combined fund's greater asset size may allow it, relative to your fund, to obtain better net prices on securities trades and reduce per share expenses as fixed expenses are shared over a larger asset base.

How Will the Reorganization Work?

  . The Reorganization is scheduled to occur on or about September 18, 2009, but may occur on such later date as the parties may agree in writing (the "Closing Date").

  . Your fund will transfer all of its assets to Pioneer Oak Ridge Small Cap Growth Fund, and Pioneer Oak Ridge Small Cap Growth Fund will assume all of your fund's liabilities.

  . Shares of Pioneer Oak Ridge Small Cap Growth Fund will be distributed to your fund's shareholders in proportion to the relative net asset value of their holdings of the applicable class of shares of your fund on the Closing Date. On the Closing Date, shareholders of your fund will hold shares of Pioneer Oak Ridge Small Cap Growth Fund with the same aggregate net asset value as their holdings of the applicable class of shares of your fund immediately prior to the Reorganization.

  . You will receive from Pioneer Oak Ridge Small Cap Growth Fund the same class of shares that you now hold in your fund.

  . No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A (if applicable), Class B or Class C shares of Pioneer Small and Mid Cap Growth Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of Pioneer Small and Mid Cap Growth Fund will be included in the holding period of the shares of Pioneer Oak Ridge Small Cap Growth Fund you receive as a result of the Reorganization.

  . The Reorganization generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its shareholders.

  . In recommending the Reorganization, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer, or Pioneer Funds Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("PFD") (the "Independent Trustees"), has determined that the Reorganization is in the best interest of each Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Funds. The Trustees have made this determination based on factors that are discussed below and in greater detail under the proposal.

Why Do Your Fund's Trustees Recommend the Reorganization?

   The Trustees believe that reorganizing your fund into Pioneer Oak Ridge Small Cap Growth Fund, an open-end fund that has an investment objective and principal and non-principal investment strategies that are similar to those of your fund, offers you a number of potential benefits. These potential benefits and considerations include:

  . The Reorganization would eliminate confusion in the marketplace caused by having two similar funds and enhance the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. The larger size of the combined fund will offer the potential for greater economies of scale. Any such economies of scale would benefit the combined fund in two ways. First, a larger fund, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to obtain better net prices on securities trades. And second, each fund incurs substantial operating costs for accounting, legal and custodial services. The combined fund resulting from the Reorganization would spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately.

  . The pro forma gross expense ratios for the combined fund's Class A, Class B and Class C shares are 1.62%, 2.46% and 2.32%, respectively. The historical gross expense ratios for the corresponding classes of shares of your fund are as follows: 1.79%, 2.68% and 2.60%, respectively. Therefore, the gross expense ratio is expected to be lower for each class of shares of the combined fund as compared to the same classes of your fund.

  . Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the combined fund's net expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively, of the combined fund. Assuming the shareholders of your fund approve the Reorganization, this expense limitation will be in effect for the combined fund for one year from the Closing Date of the Reorganization. Therefore, the net expense ratio of the combined fund will be the same as the current net expense ratio of your fund for one year from the Closing Date of the Reorganization. After one year, the contractual expense limitation for Class A shares will increase to 1.40% of the average daily net assets attributable to Class A shares of the combined fund. This higher expense limitation will be in effect for Class A shares of the combined fund until April 1, 2012. There can be no assurance that Pioneer will extend the expense limitation for Class A shares beyond April 1, 2012 or the expense limitations for Class B and Class C shares beyond the first anniversary of the Closing Date of the Reorganization.

  . In considering the Reorganization, the Board noted that your fund's performance was higher than Pioneer Oak Ridge Small Cap Growth Fund's performance for the one-year and three-year periods ended March 31, 2009. However, the Board also noted that

    Pioneer Oak Ridge Small Cap Growth Fund's performance was higher than your fund's performance for the five year period ended March 31, 2009, as well as for the one-year, five-year and ten-year periods ended December 31, 2008.

  .  The transaction is expected to be treated as a reorganization under
     Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not result in a taxable sale of your fund shares.

   Therefore, your fund's Trustees recommend that you vote FOR the Reorganization.

What are the Federal Income Tax Consequences of the Reorganization?

   As a condition to the closing of the Reorganization, the funds must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Pioneer Oak Ridge Small Cap Growth Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of Pioneer Oak Ridge Small Cap Growth Fund shares you receive in the Reorganization will include the holding period of the shares of Pioneer Small and Mid Cap Growth Fund that you surrender in the Reorganization, provided that you held the shares of Pioneer Small and Mid Cap Growth Fund as capital assets on the date of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders, if any, shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. Such distribution is currently estimated to total $0.0013 per share in long-term capital gains and an additional $0.0120 per share in ordinary income. Pioneer Oak Ridge Small Cap Growth Fund may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, Pioneer Oak Ridge Small Cap Growth Fund will declare and pay to its shareholders before the end of 2009 a distribution of any remaining 2009 income and gains. Distributions that Pioneer Oak Ridge Small Cap Growth Fund declares and pays on your shares of that fund after the Closing Date will be reportable to you for tax purposes, even though those distributions may include a portion of Pioneer Oak Ridge Small Cap Growth Fund's income and gains that were accrued and/or realized before the Closing Date.

   In addition, there is limited overlap in the portfolio securities held by each of the Pioneer Funds. It is anticipated that the combined fund will sell substantially all of the portfolio securities of your fund following the Reorganization. The disposition of portfolio securities by the combined fund presently is not expected to result in a taxable distribution to shareholders, after consideration of realized capital losses. If the combined fund is unable to fully offset any gain resulting from the disposition of securities with realized capital losses, any net gain not so offset will result in a distribution that will be taxable to you. The disposition of portfolio securities also will result in brokerage expenses to the combined fund.

Who Bears the Expenses Associated with the Reorganization?

   Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. Each of the Pioneer Funds will pay 25% of the costs incurred in connection with the Reorganization.

What Happens if the Reorganization is Not Approved?

   If the required approval of shareholders of your fund is not obtained, the meeting may be adjourned as more fully described in this Proxy
Statement/Prospectus, and your fund will continue to engage in the business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

   Shareholders of record on July 10, 2009 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                     PIONEER SMALL AND MID CAP GROWTH FUND
                                      AND
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND

                                    SUMMARY

   The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

   If Proposal 1 is approved, your fund will be reorganized into Pioneer Oak Ridge Small Cap Growth Fund, as described above.

   Each Pioneer Fund has a similar investment objective and utilizes a "growth" style of management. Your fund invests in securities of both small- and mid-capitalization issuers, whereas Pioneer Oak Ridge Small Cap Growth Fund invests primarily in securities of small capitalization issuers.

   Pioneer is the investment adviser of each Pioneer Fund. Your fund is subadvised by L. Roy Papp & Associates, LLP. Pioneer Oak Ridge Small Cap Growth Fund is subadvised by Oak Ridge Investments, LLC, which is an affiliate of Pioneer.

   The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Oak Ridge Small Cap Growth Fund.

Comparison of Pioneer Small and Mid Cap Growth Fund to Pioneer Oak Ridge Small
                                Cap Growth Fund

                       Pioneer Small and Mid Cap Growth Fund        Pioneer Oak Ridge Small Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------
Business               A diversified series of Pioneer        A diversified series of Pioneer Series Trust I, an
                       Series Trust II, an open-end           open-end management investment company
                       management investment company          organized as a Delaware statutory trust.
                       organized as a Delaware statutory
                       trust.
-------------------------------------------------------------------------------------------------------------------
Net assets             $55 million                            $310 million
(as of June 30, 2009)
-------------------------------------------------------------------------------------------------------------------
Investment adviser     Pioneer Investment Management, Inc. ("Pioneer")
-------------------------------------------------------------------------------------------------------------------
Investment subadviser  L. Roy Papp & Associates, LLP ("Papp") Oak Ridge Investments, LLC ("Oak Ridge")
-------------------------------------------------------------------------------------------------------------------
Portfolio managers     Day-to-day management of the fund's    Day-to-day management of the fund's portfolio is the
                       portfolio is the responsibility of L.  responsibility of David M. Klaskin (lead manager),
                       Roy Papp and Rosellen C. Papp, who     Chairman (since 1998), Chief Executive Officer and
                       have managed the fund since it         Chief Investment Officer (since 1989) of Oak Ridge,
                       commenced operations. L. Roy Papp and  and Robert G. McVicker, Portfolio Manager and
                       Rosellen C. Papp have been investment  Director of Research at Oak Ridge (since 1989).
                       professionals since 1955 and 1981,
                       respectively.                          The fund's statement of additional information
                                                              provides additional information about the
                       The fund's statement of additional     portfolio managers' compensation, other
                       information provides additional        accounts managed by the portfolio managers,
                       information about the portfolio        and the portfolio managers' ownership of shares
                       managers' compensation, other          of the fund.
                       accounts managed by the portfolio
                       managers, and the portfolio managers'
                       ownership of shares of the fund.
-------------------------------------------------------------------------------------------------------------------
Investment objective   The fund's investment objective is     The fund's investment objective is capital
                       long-term capital growth. The fund's   appreciation. The fund's investment objective
                       investment objective may be changed    may not be changed without shareholder
                       without shareholder approval.          approval.
-------------------------------------------------------------------------------------------------------------------

                     Pioneer Small and Mid Cap Growth Fund        Pioneer Oak Ridge Small Cap Growth Fund
----------------------------------------------------------------------------------------------------------------
Primary investments  Normally, the fund invests at least    Normally, the fund invests at least 80% of its net
                     80% of its net assets (plus the        assets (plus the amount of borrowings, if any,
                     amount of borrowings, if any, for      for investment purposes) in equity securities of
                     investment purposes) in equity         small capitalization companies. Small
                     securities of small and mid            capitalization companies are those with market
                     capitalization issuers, that is those  values, at the time of investment, that do not
                     with market values, at the time of     exceed the greater of the market capitalization of
                     investment, that do not exceed the     the largest company within the Russell 2000
                     market capitalization of the largest   Index ($2.284 billion as of June 30, 2009) or the
                     company within the Russell Mid Cap     3-year rolling average of the market
                     Growth Index ($13.002 billion as of    capitalization of the largest company within the
                     June 30, 2009). The size of the        Russell 2000 Index as measured at the end of
                     companies in the Index may change      the preceding month ($4.4916 billion as of
                     dramatically as a result of market     June 30, 2009). The Russell 2000 Index is
                     conditions and the composition of the  comprised of the 2,000 smallest U.S. domiciled,
                     Index. The fund's investments will     publicly traded stocks that are included in the
                     not be confined to securities issued   Russell 3000 Index. The size of the companies in
                     by companies included in the Index.    the Index changes with market conditions and
                                                            the composition of the Index. The fund's
                     For purposes of the fund's investment  investments will not be confined to securities
                     policies, equity securities include    issued by companies included in the Index.
                     common stocks, debt convertible to
                     equity securities and other equity     For purposes of the fund's investment policies,
                     instruments, such as exchange-traded   equity securities include common stocks, debt
                     funds (ETFs) that invest primarily in  convertible to equity securities and other equity
                     equity securities, equity interests    instruments, such as exchange-traded funds
                     in real estate investment trusts       (ETFs) that invest primarily in equity securities,
                     (REITs), depositary receipts,          depositary receipts, warrants, rights, equity
                     warrants, rights and preferred stocks. interests in real estate investment trusts (REITs)
                                                            and preferred stocks.
                     The fund will provide written notice
                     to shareholders at least 60 days       The fund will provide written notice to
                     prior to any change to its policy to   shareholders at least 60 days prior to any
                     invest at least 80% of its net assets  change to its policy to invest at least 80% of its
                     in equity securities of small- and     assets in equity securities of small capitalization
                     mid-capitalization issuers.            companies.

                     The fund may invest up to 20% of its   The fund may invest up to 20% of its total assets
                     total assets in equity and debt        in equity and debt securities of non-U.S.
                     securities of non-U.S. issuers. The    corporate issuers and debt securities of non-U.S.
                     fund will not invest more than 5% of   government issuers. The fund will not invest
                     its total assets in the securities of  more than 10% of its total assets in the
                     emerging markets issuers.              securities of emerging markets issuers.
----------------------------------------------------------------------------------------------------------------
                     There is no minimum percentage of
                     assets which must be invested in
                     either small cap or mid-cap issuers
                     and the fund has the flexibility to
                     invest substantially in either small
                     or mid-cap issuers when the fund's
                     subadviser believes such focus is
                     warranted.

                       Pioneer Small and Mid Cap Growth Fund         Pioneer Oak Ridge Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------
Investment strategies  The fund uses a "growth" style of      The fund uses a "growth" style of management and
                       management and seeks to invest in      seeks to invest in issuers with above average
                       issuers with above average potential   potential for earnings growth. Pioneer has engaged
                       for earnings growth. Pioneer has       Oak Ridge to act as the fund's subadviser under
                       engaged Papp to act as the fund's      Pioneer's supervision.
                       subadviser under Pioneer's
                       supervision.                           When making purchase decisions for the fund, the
                                                              subadviser uses a disciplined approach that involves
                       The subadviser evaluates an issuer's   three primary components:
                       prospects for capital appreciation by
                       considering, among other factors,      . Research. The subadviser analyzes research
                       growth over extended periods of time,    on potential investments from a wide variety of
                       profitability created through            sources, including internally generated analysis
                       operating efficiency rather than         and research provided by institutions and the
                       financial leverage, and whether cash     brokerage community. The subadviser seeks to
                       flows confirm the sustainability of      supplement this analysis with information
                       growth. The subadviser follows a "buy    derived from business and trade publications,
                       and hold" strategy. Once a security      filings with the Securities and Exchange
                       is purchased, the fund ordinarily        Commission, corporate contacts, industry
                       retains an investment as long as the     conferences and discussions with company
                       subadviser continues to believe that     management.
                       the security's prospects for
                       appreciation continue to be favorable  . Fundamentals. Once a potential investment is
                       and that the security is not             identified, the subadviser considers whether
                       overvalued in the marketplace. The       the issuer possesses certain attributes that the
                       subadviser does not attempt to time      subadviser believes a "buy" candidate should
                       the market.                              possess relating to, among other things, (i)
                                                                growth of sales and earnings, (ii) earnings
                                                                power, trends and predictability, (iii) quality of
                                                                management, (iv) competitive position of
                                                                products and/or services, (v) fundamentals of
                                                                the industry in which the company operates
                                                                and (vi) the ability to benefit from economic
                                                                and political trends affecting the company.

                                                              . Valuation. Finally, the subadviser values
                                                                companies by considering price-to-sales
                                                                ratios and price-to-earnings ratios within a
                                                                peer group.

                                                              From this process, the subadviser constructs a
                                                              list of securities for the fund to purchase.

                                                              The subadviser makes sell decisions for the fund
                                                              based on a number of factors, including
                                                              deterioration in a company's underlying
                                                              fundamentals (as detailed above) and better
                                                              relative value in other securities.

                      Pioneer Small and Mid Cap Growth Fund
                                       and
                      Pioneer Oak Ridge Small Cap Growth Fund
-------------------------------------------------------------------------------------------------
Other investments --  The fund may invest in debt securities of corporate and government issuers.
Debt securities       Generally the fund acquires debt
                      securities that are investment grade,
                      but the fund may invest up to 5% of its
                      net assets in below investment grade
                      debt securities (known as "junk bonds")
                      issued by both U.S. and non-U.S.
                      corporate and government issuers,
                      including below investment grade
                      convertible debt securities. The fund
                      invests in debt securities when the
                      subadviser believes they are consistent
                      with the fund's investment objective of
                      capital appreciation, to diversify the
                      fund's portfolio or for greater
                      liquidity.

                      Debt securities are subject to the risk
                      of an issuer's inability to meet
                      principal or interest payments on its
                      obligations. Factors that could
                      contribute to a decline in the market
                      value of debt securities in the fund's
                      portfolio include rising interest
                      rates, if the issuer of a security held
                      by the fund fails to pay principal
                      and/or interest, otherwise defaults or
                      has its credit rating downgraded or is
                      perceived to be less creditworthy, or
                      the credit quality or value of any
                      underlying assets declines. The fund
                      may incur expenses to protect the
                      fund's interest in securities
                      experiencing these events. If the fund
                      invests in securities that are
                      subordinated to other securities, or
                      which represent interests in pools of
                      such subordinated securities, those
                      investments may be disproportionately
                      affected by a default or even a
                      perceived decline in creditworthiness
                      of the issuer. A debt security is
                      investment grade if it is rated in one
                      of the top four categories by a
                      nationally recognized statistical
                      rating organization or determined to be
                      of equivalent credit quality by the
                      subadviser. Debt securities rated below
                      investment grade are considered
                      speculative. Below investment grade
                      debt securities involve greater risk of
                      loss, are subject to greater price
                      volatility and are less liquid,
                      especially during periods of economic
                      uncertainty or change, than higher
                      quality debt securities.
-------------------------------------------------------------------------------------------------
Derivatives           The fund may, but is not required to,
                      use futures and options on securities,
                      indices and currencies, forward foreign
                      currency exchange contracts and other
                      derivatives. A derivative is a security
                      or instrument whose value is determined
                      by reference to the value or the change
                      in value of one or more securities,
                      currencies, indices or other financial
                      instruments. Although there is no
                      specific limitation on investing in
                      derivatives, the fund does not use
                      derivatives as a primary investment
                      technique and generally limits their
                      use to hedging.

                      However, the fund may use derivatives
                      for a variety of purposes, including:

                      .  As a hedge against adverse changes
                         in the market prices of securities,
                         interest rates or currency exchange
                         rates

                      .  As a substitute for purchasing or
                         selling securities

                      .  To increase the fund's return as a
                         non-hedging strategy that may be
                         considered speculative.

                      Derivatives may be subject to market
                      risk, interest rate risk and credit
                      risk. The fund's use of certain
                      derivatives may, in some cases, involve
                      forms of financial leverage, which
                      involves risk and may increase the
                      volatility of the fund's net asset
                      value. Even a small investment in
                      derivatives can have a significant
                      impact on the fund's exposure to the
                      market prices of securities, interest
                      rates or currency exchange rates.
                      Therefore, using derivatives can
                      disproportionately increase losses and
                      reduce opportunities for gain. If
                      changes in a derivative's value do not
                      correspond to changes in the value of
                      the fund's other investments or do not
                      correlate well with the underlying
                      assets, rate or index, the fund may not
                      fully benefit from or could lose money
                      on the derivative position. Derivatives
                      involve risk of loss if the issuer of
                      the derivative defaults on its
                      obligation. Certain derivatives may be
                      less liquid, which may reduce the
                      returns of the fund if it cannot sell
                      or terminate the derivative at an
                      advantageous time or price. Some
                      derivatives may involve the risk of
                      improper valuation. The fund will only
                      invest in derivatives to the extent the
                      subadviser believes these investments
                      are consistent with the fund's
                      investment objective, but derivatives
                      may not perform as intended. Suitable
                      derivatives may not be available in all
                      circumstances or at reasonable prices
                      and may not be used by the fund for a
                      variety of reasons.
-------------------------------------------------------------------------------------------------

                                 Pioneer Small and Mid Cap Growth Fund
                                                  and
                                 Pioneer Oak Ridge Small Cap Growth Fund
       -----------------------------------------------------------------------------------------------------
       Cash management and       Normally, the fund invests
       temporary investments     substantially all of its assets to meet
                                 its investment objective. The fund may
                                 invest the remainder of its assets in
                                 securities with remaining maturities of
                                 less than one year or cash equivalents,
                                 or may hold cash. For temporary
                                 defensive purposes, including during
                                 periods of unusual cash flows, the fund
                                 may depart from its principal
                                 investment strategies and invest part
                                 or all of its assets in these
                                 securities or may hold cash. To the
                                 extent that the fund has any uninvested
                                 cash, the fund would also be subject to
                                 risk with respect to the depository
                                 institution holding the cash. During
                                 such periods, it may be more difficult
                                 for the fund to achieve its investment
                                 objective. The fund may adopt a
                                 defensive strategy when the subadviser
                                 believes securities in which the fund
                                 normally invests have special or
                                 unusual risks or are less attractive
                                 due to adverse market, economic,
                                 political or other conditions.
       -----------------------------------------------------------------------------------------------------
       Securities lending        The fund may lend securities in its
                                 portfolio to certain broker-dealers or
                                 other institutional investors under
                                 agreements which require that the loans
                                 be secured continuously by collateral,
                                 typically cash, which the fund will
                                 invest during the term of the loan. The
                                 fund may lend up to 33 1/3% of its
                                 total assets. The fund will continue to
                                 have market risk and other risks
                                 associated with owning the securities
                                 on loan, as well as the risks
                                 associated with the investment of the
                                 cash collateral received in connection
                                 with the loan. Securities lending also
                                 is subject to other risks, including
                                 the risk that the borrower fails to
                                 return a loaned security, and/or there
                                 is a shortfall on the collateral to be
                                 returned to the borrower, and the risk
                                 that the fund is unable to recall a
                                 security in time to exercise valuable
                                 rights or sell the security.
       -----------------------------------------------------------------------------------------------------
       Reverse repurchase        The fund may enter into reverse
       agreements and borrowing  repurchase agreements pursuant to which the fund transfers securities to a
                                 counterparty in return for cash, and
                                 the fund agrees to repurchase the
                                 securities at a later date and for a
                                 higher price. Reverse repurchase
                                 agreements are treated as borrowings by
                                 the fund, are a form of leverage and
                                 may make the value of an investment in
                                 the fund more volatile and increase the
                                 risks of investing in the fund. This is
                                 because leverage generally magnifies
                                 the effect of any increase or decrease
                                 in the value of the fund's underlying
                                 assets or creates investment risk with
                                 respect to a larger pool of assets than
                                 the fund would otherwise have. The fund
                                 also may borrow money from banks or
                                 other lenders for temporary purposes.
                                 Entering into reverse repurchase
                                 agreements and other borrowing
                                 transactions may cause the fund to
                                 liquidate positions when it may not be
                                 advantageous to do so in order to
                                 satisfy its obligations or meet
                                 segregation requirements.
       -----------------------------------------------------------------------------------------------------
       Short-term trading        The fund usually does not trade for
                                 short-term profits. The fund will sell
                                 an investment, however, even if it has
                                 only been held for a short time, if it
                                 no longer meets the fund's investment
                                 criteria. If the fund does a lot of
                                 trading, it may incur additional
                                 operating expenses, which would reduce
                                 performance, and could cause
                                 shareowners to incur a higher level of
                                 taxable income or capital gains. See
                                 "Financial highlights" for actual
                                 annual turnover rates.
       -----------------------------------------------------------------------------------------------------

                                Classes of Shares, Fees and Expenses
        --------------------------------------------------------------------------------------------------
                               Pioneer Small and Mid Cap Growth Fund
                                                and
                               Pioneer Oak Ridge Small Cap Growth Fund
        --------------------------------------------------------------------------------------------------
        Class A sales charges  The Class A shares of both Pioneer
        and fees               Funds have the same characteristics and
                               fee structure.

                               .  Class A shares are offered with an
                                  initial sales charge up to 5.75% of
                                  the offering price, which is reduced
                                  or waived for large purchases and
                                  certain types of investors. At the
                                  time of your purchase, your
                                  investment firm may receive a
                                  commission from PFD, each Pioneer
                                  Fund's distributor, of up to 5%,
                                  declining as the size of your
                                  investment increases.

                               .  There are no contingent deferred
                                  sales charges, except in certain
                                  circumstances when no initial sales
                                  charge is charged. A contingent
                                  deferred sales charge may be payable
                                  to PFD, each Pioneer Fund's
                                  distributor, in the event of a share
                                  redemption within 12 months
                                  following the share purchase at the
                                  rate of 1% of the lesser of the
                                  value of the shares redeemed or the
                                  total cost of such shares, subject
                                  to certain waivers.

                               .  Class A shares are subject to
                                  distribution and service (12b-1)
                                  fees of up to 0.25% of average daily
                                  net assets. These fees are paid out
                                  of a Pioneer Fund's assets on an
                                  ongoing basis. Over time these fees
                                  will increase the cost of
                                  investments and may cost more than
                                  other types of sales charges.
        --------------------------------------------------------------------------------------------------
        Class B sales charges  The Class B shares of both Pioneer
        and fees               Funds have the same characteristics and
                               fee structure.

                               .  Class B shares are offered without
                                  an initial sales charge, but are
                                  subject to contingent deferred sales
                                  charges of up to 4% if you sell your
                                  shares. The charge is reduced over
                                  time and is not charged after five
                                  years. Your investment firm may
                                  receive a commission from PFD, each
                                  Pioneer Fund's distributor, at the
                                  time of your purchase of up to 4%.

                               .  Class B shares are subject to
                                  distribution and service (12b-1)
                                  fees of up to 1% of average daily
                                  net assets. Both of these fees are
                                  paid out of a Pioneer Fund's assets
                                  on an ongoing basis. Over time these
                                  fees will increase the cost of
                                  investments and may cost more than
                                  other types of sales charges.
        --------------------------------------------------------------------------------------------------
        Class C sales charges  The Class C shares of both Pioneer
        and fees               Funds have the same characteristics and
                               fee structure.

                               .  Class C shares are offered without
                                  an initial sales charge.

                               .  Class C shares are subject to a
                                  contingent deferred sales charge of
                                  1% if you sell your shares within
                                  one year of purchase. Your
                                  investment firm may receive a
                                  commission from PFD, each Pioneer
                                  Fund's distributor, at the time of
                                  your purchase of up to 1%.

                               .  Class C shares are subject to
                                  distribution and service (12b-1)
                                  fees of up to 1% of average daily
                                  net assets. These fees are paid out
                                  of a Pioneer Fund's assets on an
                                  ongoing basis. Over time these fees
                                  will increase the cost of
                                  investments and may cost more than
                                  other types of sales charges.
        --------------------------------------------------------------------------------------------------

                            Pioneer Small and Mid Cap Growth Fund         Pioneer Oak Ridge Small Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Management fees             The fund pays Pioneer a fee for        The fund pays Pioneer a fee for managing the fund
                            managing the fund and to cover the     and to cover the cost of providing certain services to
                            cost of providing certain services to  the fund. Pioneer's annual fee is equal to 0.85% of
                            the fund. Pioneer's annual fee is      the fund's average daily net assets up to $1 billion
                            equal to 0.85% of the fund's average   and 0.80% on assets over $1 billion. The fee is
                            daily net assets up to $1 billion and  accrued daily and paid monthly. Pioneer, and not the
                            0.80% on assets over $1 billion. The   fund, pays a portion of the fee it receives from the
                            fee is accrued daily and paid          fund to Oak Ridge as compensation for Oak Ridge's
                            monthly. Pioneer, and not the fund,    subadvisory services to the fund.
                            pays a portion of the fee it receives
                            from the fund to Papp as compensation  For the fiscal year ended November 30, 2008,
                            for Papp's subadvisory services to     the fund paid management fees equivalent to
                            the fund.                              0.85% of the fund's average daily net assets.

                            For the fiscal year ended December     A discussion regarding the basis for the Board of
                            31, 2008, the fund paid management     Trustees' approval of the management contract is
                            fees equivalent to 0.85% of the        available in the fund's semi-annual report to
                            fund's average daily net assets.       shareholders for the period ended May 31, 2008. A
                                                                   discussion regarding the basis for the Board of
                            A discussion regarding the basis for   Trustees' approval of the subadvisory contract is
                            the Board of Trustees' approval of     available in the fund's annual report to shareholders
                            the management contract is available   for the period ended November 30, 2008.
                            in the fund's semi-annual report to
                            shareholders, for the period ended
                            June 30, 2008. A discussion regarding
                            the basis for the Board of Trustees'
                            approval of the subadvisory contract
                            is available in the fund's annual
                            report to shareholders for the period
                            ended December 31, 2008.
--------------------------------------------------------------------------------------------------------------------------
                            For a comparison of the gross and net expenses of both Pioneer Funds, please see the class fee tables in the "The Pioneer Funds' Fees and Expenses" section starting on page 15.
--------------------------------------------------------------------------------------------------------------------------
                                                        Buying, Selling and Exchanging Shares
--------------------------------------------------------------------------------------------------------------------------
Buying shares               You may buy shares from any investment firm that has a sales agreement with PFD, the Pioneer
                            Funds' distributor. You can buy shares at the offering price. You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with a Pioneer Fund's objective and policies and their acquisition is in the best interests of a Pioneer Fund.

                            If you have an existing non-retirement account, you may purchase shares of a Pioneer Fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
--------------------------------------------------------------------------------------------------------------------------
Minimum initial investment  Your initial investment must be at least $1,000 for Class A, Class B or Class C shares.
                            Additional investments must be at least $100 for Class A shares, $500 for Class B shares or
                            Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
--------------------------------------------------------------------------------------------------------------------------
Maximum purchase amounts    Purchases of each Pioneer Fund shares are limited to $49,999 for Class B shares and $499,999 for Class C shares. There is no maximum purchase for Class A shares. These limits are applied on a per transaction basis.
--------------------------------------------------------------------------------------------------------------------------

                             Pioneer Small and Mid Cap Growth Fund
                                              and
                             Pioneer Oak Ridge Small Cap Growth Fund
          ----------------------------------------------------------------------------------------------
          Exchanging shares  You may exchange your shares for shares of the same class of another Pioneer
                             mutual fund. Your exchange request must
                             be for at least $1,000. Each Pioneer
                             Fund allows you to exchange your shares
                             at net asset value without charging you
                             either an initial or contingent
                             deferred sales charge at the time of
                             the exchange. Shares you acquire as
                             part of an exchange will continue to be
                             subject to any contingent deferred
                             sales charge that applies to the shares
                             you originally purchased. When you
                             ultimately sell your shares, the date
                             of your original purchase will
                             determine your contingent deferred
                             sales charge. An exchange generally is
                             treated as a sale and a new purchase of
                             shares for federal income tax purposes.

                             After you establish an eligible fund
                             account, you can exchange shares of a
                             Pioneer Fund by telephone or online.
          ----------------------------------------------------------------------------------------------
          Selling shares     Your shares will be sold at net asset
                             value per share next calculated after a
                             Pioneer Fund receives your request in
                             good order. If the shares you are
                             selling are subject to a deferred sales
                             charge, it will be deducted from the
                             sale proceeds.

                             If you have an eligible non-retirement
                             account, you may sell up to $100,000
                             per account per day by telephone or
                             online. You may sell shares of a
                             Pioneer Fund held in a retirement plan
                             account by telephone only if your
                             account is an eligible IRA (tax
                             penalties may apply).
          ----------------------------------------------------------------------------------------------
          Net asset value    Each Pioneer Fund's net asset value is
                             the value of its portfolio of
                             securities plus any other assets minus
                             its accrued operating expenses and
                             other liabilities. Each Pioneer Fund
                             calculates a net asset value for each
                             class of shares every day the New York
                             Stock Exchange is open when regular
                             trading closes (normally 4:00 p.m.
                             Eastern time).

                             You buy or sell shares at the share
                             price. When you buy Class A shares, you
                             pay an initial sales charge unless you
                             qualify for a waiver or reduced sales
                             charge. When you sell Class A, Class B
                             or Class C shares, you may pay a
                             contingent deferred sales charge
                             depending on how long you have owned
                             your shares.
          ----------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Pioneer Funds

   Because each Pioneer Fund has a similar investment objective and similar investment strategies, they are subject to similar principal risks:

  . You could lose money on your investment in a Pioneer Fund. The ongoing global financial crisis has caused a significant decline in the value of many securities, including securities held by each Pioneer Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value.

  . The values of securities held by a Pioneer Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole.

  . The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term).

  . The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular sector, security or investment strategy proves to be incorrect.

  . Pioneer Small and Mid Cap Growth Fund has risks associated with investing in small and mid-cap companies and Pioneer Oak Ridge Small Cap Growth Fund has risks associated with investing in small companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:

       -- Be more sensitive to changes in the economy, earnings results and investor expectations;

       -- Have more limited product lines and capital resources;

       -- Have less information about the company available in the market;

       -- Experience sharper swings in market values;

       -- Be harder to sell at the times and prices the subadviser thinks appropriate;

       -- Offer greater potential for gain and loss; and

       -- Be more likely to fall out of favor with investors.

   Pioneer Small and Mid Cap Growth Fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

   Each Pioneer Fund is also subject to the following principal risks:

   Risks of non-U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent either Pioneer Fund invests significantly in one region or country. These risks may include:

  . Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

  . Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

  . Adverse effect of currency exchange rates or controls on the value of a Pioneer Fund's investments

  . The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

  . Economic, political and social developments may adversely affect the securities markets

  .  Withholding and other non-U.S. taxes may decrease the fund's return

   Market Segment Risks. To the extent either Pioneer Fund emphasizes, from time to time, investments in a market segment, the Pioneer Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

   With respect to Pioneer Small and Mid Cap Growth Fund, industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

The Pioneer Funds' Fees and Expenses

   Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended December 31, 2008, and (ii) for Pioneer Oak Ridge Small Cap Growth Fund, the expenses of Pioneer Oak Ridge Small Cap Growth Fund for the twelve-month period ended November 30, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on November 30, 2008.

                                                                                            Combined
                                                                                            Pioneer
                                                            Pioneer         Pioneer        Oak Ridge        Pioneer
                                                           Small and       Oak Ridge       Small Cap       Small and
                                                            Mid Cap        Small Cap      Growth Fund       Mid Cap
                                                          Growth Fund     Growth Fund      (Pro Forma     Growth Fund
                                                           (12 months      (12 months      12 months       (12 months
                                                             ended           ended           ended           ended
                                                          December 31,    November 30,    November 30,    December 31,
                                                             2008)           2008)           2008)           2008)
                                                          ------------    ------------    ------------    ------------
Shareholder transaction fees (paid directly from
  your investment)                                          Class A         Class A         Class A         Class B
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                                 5.75%           5.75%           5.75%           None
Maximum deferred sales charge (load) as a percentage of
  offering price or the amount you receive when you sell
  shares, whichever is less                                    None/ (1)/      None/ (1)/      None/ (1)/         4%
Redemption fee as a percentage of amount redeemed,
  if applicable                                                None            None            None            None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                                 0.85%           0.85%           0.85%           0.85%
Distribution and Service (12b-1) Fee                           0.25%           0.25%           0.25%           1.00%
Other Expenses                                                 0.69%           0.47%           0.52%           0.83%
Total Annual Fund Operating Expenses/(2)/                      1.79%           1.57%           1.62%           2.68%
-----------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations/(3)/                 -0.54%          -0.17%          -0.37%          -0.53%
Net Expenses/(3) (4)/                                          1.25%           1.40%           1.25%           2.15%

                                                                         Combined
                                                                         Pioneer
                                                            Pioneer     Oak Ridge
                                                           Oak Ridge    Small Cap
                                                           Small Cap   Growth Fund
                                                          Growth Fund   (Pro Forma
                                                           (12 months   12 months
                                                             ended        ended
                                                          November 30, November 30,
                                                             2008)        2008)
                                                          ------------ ------------
Shareholder transaction fees (paid directly from
  your investment)                                          Class B      Class B
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                                 None         None
Maximum deferred sales charge (load) as a percentage of
  offering price or the amount you receive when you sell
  shares, whichever is less                                       4%           4%
Redemption fee as a percentage of amount redeemed,
  if applicable                                                None         None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                                 0.85%        0.85%
Distribution and Service (12b-1) Fee                           1.00%        1.00%
Other Expenses                                                 0.55%        0.61%
Total Annual Fund Operating Expenses/(2)/                      2.40%        2.46%
-----------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations/(3)/                 -0.10%       -0.31%
Net Expenses/(3) (4)/                                          2.30%        2.15%

                                                                                    Combined
                                                                                    Pioneer
                                                          Pioneer      Pioneer     Oak Ridge
                                                         Small and    Oak Ridge    Small Cap
                                                          Mid Cap     Small Cap   Growth Fund
                                                        Growth Fund  Growth Fund   (Pro Forma
                                                         (12 months   (12 months   12 months
                                                           ended        ended        ended
                                                        December 31, November 30, November 30,
                                                           2008)        2008)        2008)
                                                        ------------ ------------ ------------
Shareholder transaction fees (paid directly from
  your investment)                                        Class C      Class C      Class C
Maximum sales charge (load) when you buy shares as a
  percentage of offering price                               None         None         None
Maximum deferred sales charge (load) as a percentage
  of offering price or the amount you receive when you
  sell shares, whichever is less                                1%           1%           1%
Redemption fee as a percentage of amount redeemed,
  if applicable                                              None         None         None
Annual Fund operating expenses (deducted from fund
  assets) as a % of average daily net assets
Management Fee                                               0.85%        0.85%        0.85%
Distribution and Service (12b-1) Fee                         1.00%        1.00%        1.00%
Other Expenses                                               0.75%        0.42%        0.47%
Total Annual Fund Operating Expenses/(2)/                    2.60%        2.27%        2.32%
----------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations/(3)/               -0.45%        0.00%       -0.17%
Net Expenses/(3) (4)/                                        2.15%        2.27%        2.15%

   The hypothetical examples below help you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions,
(c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for each Pioneer Fund and the combined Pioneer Oak Ridge Small Cap Growth Fund's Class A, Class B and Class C shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer Oak Ridge Small Cap Growth Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

                                                                          Combined
                                                                           Pioneer
                                                   Pioneer     Pioneer    Oak Ridge
                                                  Small and   Oak Ridge   Small Cap
Number of years                                    Mid Cap    Small Cap  Growth Fund
you own your shares                              Growth Fund Growth Fund (Pro Forma)
-------------------                              ----------- ----------- -----------
Class A -- assuming redemption at end of period
 Year 1.........................................   $  695      $  709      $  695
 Year 3.........................................   $1,056      $1,027      $1,023
 Year 5.........................................   $1,441      $1,366      $1,373
 Year 10........................................   $2,517      $2,321      $2,357

Class A -- assuming no redemption
 Year 1.........................................   $  695      $  709      $  695
 Year 3.........................................   $1,056      $1,027      $1,023
 Year 5.........................................   $1,441      $1,366      $1,373
 Year 10........................................   $2,517      $2,321      $2,357

Class B -- assuming redemption at end of period
 Year 1.........................................   $  618      $  633      $  618
 Year 3.........................................   $1,082      $1,039      $1,037
 Year 5.........................................   $1,473      $1,371      $1,383
 Year 10........................................   $2,757      $2,523      $2,565

Class B -- assuming no redemption
 Year 1.........................................   $  218      $  233      $  218
 Year 3.........................................   $  782      $  739      $  737
 Year 5.........................................   $1,373      $1,271      $1,283
 Year 10........................................   $2,757      $2,523      $2,565

                                                                          Combined
                                                                           Pioneer
                                                   Pioneer     Pioneer    Oak Ridge
                                                  Small and   Oak Ridge   Small Cap
Number of years                                    Mid Cap    Small Cap  Growth Fund
you own your shares                              Growth Fund Growth Fund (Pro Forma)
-------------------                              ----------- ----------- -----------
Class C -- assuming redemption at end of period
 Year 1.........................................   $  318      $  330      $  318
 Year 3.........................................   $  766      $  709      $  708
 Year 5.........................................   $1,340      $1,215      $1,225
 Year 10........................................   $2,901      $2,605      $2,643

Class C -- assuming no redemption
 Year 1.........................................   $  218      $  230      $  218
 Year 3.........................................   $  766      $  709      $  708
 Year 5.........................................   $1,340      $1,215      $1,225
 Year 10........................................   $2,901      $2,605      $2,643

-------------

/(1)/Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

/(2)/"Total Annual Fund Operating Expenses" reflect amounts incurred by each Pioneer Fund during its most recent fiscal year. Expenses will vary based on changes in the Pioneer Fund's net asset levels. Each Pioneer Fund's "Total Annual Fund Operating Expenses" have not been reduced by any expense offset arrangements.

/(3)/"Net Expenses" reflect the expense limitations that currently are in effect for each Pioneer Fund. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Small and Mid Cap Growth Fund to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2010. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the expenses of Pioneer Oak Ridge Small Cap Growth Fund to 1.40%, 2.30% and 2.30% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2012 for Class A shares and through April 1, 2010 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Ordinary operating expenses include all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

/(4)/Assuming the Reorganization occurs, Pioneer has contractually agreed to limit the combined fund's net expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively for one year from the Closing Date of the Reorganization. In addition, Pioneer has contractually agreed to limit expenses attributable to Class A shares to 1.40% of average daily net assets until April 1, 2012. There can be no assurance that Pioneer will extend the expense limitations beyond the periods referred to above. Ordinary operating expenses include all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

Comparison of each Pioneer Fund's Performance

   The bar charts show the year-by-year performance of each Pioneer Fund's Class A shares for the past 10 calendar years. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each Pioneer Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Pioneer Fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

 Pioneer Small and Mid Cap Growth Fund's Annual Returns -- Class A Shares* **
                           (Years ended December 31)

                                    [CHART]

 '99    '00     '01      '02     '03     '04    '05     '06    '07     '08
------  -----  ------  -------  ------  ------  -----  -----  ------  ------
12.76%  30.98%  0.87%  -18.50%  29.85%  5.45%   4.86%  6.16%  16.88%  -32.31%


-------------

 * During the period shown in the bar chart, Pioneer Small and Mid Cap Growth Fund's highest quarterly return was 22.82% for the quarter ended
   December 31, 1999, and the lowest quarterly return was -22.13% for the quarter ended December 31, 2008. For the period from January 1, 2009 to June 30, 2009, Pioneer Small and Mid Cap Growth Fund's return was 14.50%.

 **Pioneer Small and Mid Cap Growth Fund acquired the assets and liabilities of Papp Small & Mid-Cap Growth Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, Pioneer Small and Mid Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of Pioneer Small and Mid Cap Growth Fund. The performance of Class A, Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

Pioneer Oak Ridge Small Cap Growth Fund's Annual Returns -- Class A Shares* **
                           (Years ended December 31)

                                    [CHART]

 '99    '00     '01      '02    '03     '04    '05     '06    '07     '08
------  -----  ------  ------- ------  ------  -----  -----  ------  ------
17.08%  9.90%  -2.11%  -19.35% 36.90%  22.60%  6.27%  6.70%  10.38%  -29.79%


-------------

 * During the period shown in the bar chart, Pioneer Oak Ridge Small Cap Growth Fund's highest quarterly return was 23.36% for the quarter ended
   December 31, 1999, and the lowest quarterly return was -22.25% for the quarter ended December 31, 2008. For the period from January 1, 2009 to
   June 30, 2009, Pioneer Oak Ridge Small Cap Growth Fund's return was 8.02%.

 **Pioneer Oak Ridge Small Cap Growth Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, Pioneer Oak Ridge Small Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund. The performance of Class A, Class B and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of Pioneer Oak Ridge Small Cap Growth Fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

                       Average Annual Total Returns/(1)/
                     (for periods ended December 31, 2008)

                                                                                                  Since   Inception
                                                                       1 Year  5 Years 10 Years Inception Date/(3)/
-------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund/(2)/
-------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                               -36.20% -2.63%    3.27%    4.05%   12/15/98
-------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions/(4)/                          -36.53% -2.93%    3.02%    3.80%
-------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares/(4)/  -23.09% -2.14%    2.86%    3.55%
-------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                               -35.50% -2.35%    3.04%    3.81%   12/15/98
-------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes/(5)/                                          -32.88% -2.27%    3.08%    3.85%   12/15/98
-------------------------------------------------------------------------------------------------------------------
Russell Mid Cap Growth Index (reflects no deduction for taxes)/(6)/    -44.32% -2.33%   -0.19%   -0.19%

                                                                                                   Since      Inception
                                                                       1 Year  5 Years 10 Years  Inception    Date/(8)/
-----------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund/(7)/
-----------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                               -33.83%  0.30%    3.51%    7.83%        1/3/94
-----------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distribution/(4) /                          -34.13% -0.14%    2.70%    6.88%
-----------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares/(4)/  -21.62%  0.36%    2.87%    6.65%
-----------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                               -33.13%  0.62%    3.29%    7.41%        1/3/94
-----------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes/(5)/                                          -30.41%  0.67%    3.31%    4.35%        3/1/97
-----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (reflects no deduction for taxes)/(6)/              -33.79% -0.93%    3.02%    5.70%/(9)/
-----------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no deduction for taxes)/(6)/       -38.54% -2.35%   -0.76%    2.61%/(10)/

/(1)/The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

/(2)/Pioneer Small and Mid Cap Growth Fund acquired the assets and liabilities of Papp Small & Mid-Cap Growth Fund (the predecessor fund) on February 20, 2004. As a result of the reorganization, Pioneer Small and Mid Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of Pioneer Small and Mid Cap Growth Fund. The performance of
     Class A, Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

/(3)/Inception date of the predecessor fund's single class of shares. Class A, Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund commenced operations on February 21, 2004 in connection with the reorganization.

/(4)/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

/(5)/The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

/(6)/The Russell MidCap Growth Index measures the performance of mid-cap U.S.
     growth stocks. The Russell 2000 Index measures the performance of small cap U.S. stocks. The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks. Unlike each Pioneer Fund, the indices are not managed and do not incur expenses. You cannot invest directly in an index.

/(7)/Pioneer Oak Ridge Small Cap Growth Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, Pioneer Oak Ridge Small Cap Growth Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund. The performance of Class A, Class B and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund includes the net asset value performance of the predecessor fund's Class A shares (Class C shares in the case of Pioneer Oak Ridge Small Cap Growth Fund's Class C shares) prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

/(8)/Reflects the inception date of the predecessor fund's Class A shares and Class C shares, respectively. Class A shares and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund commenced operations on February 17, 2004 in connection with the reorganization. Class B shares also commenced operations on February 17, 2004.

/(9)/Reflects the return of the Russell 2000 Index since the inception of the predecessor fund's Class A shares on January 3, 1994. Return of the index since the inception of Class C shares: 4.59%.

/(10)/Reflects the return of the Russell 2000 Growth Index since the inception of the predecessor fund's Class A shares on January 3, 1994. Return of the index since the inception of Class C shares: 1.44%.

The most recent portfolio management discussion of each Pioneer Fund's performance is attached as Exhibit B.

                          OTHER IMPORTANT INFORMATION
                         CONCERNING THE REORGANIZATION

                             Portfolio Securities

   If the Reorganization is effected, management will analyze and evaluate the portfolio securities of your fund being transferred to Pioneer Oak Ridge Small Cap Growth Fund. Consistent with Pioneer Oak Ridge Small Cap Growth Fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of each of Pioneer Oak Ridge Small Cap Growth Fund's shareholders (including former shareholders of your fund), management will influence the extent and duration to which the portfolio securities of your fund will be maintained by Pioneer Oak Ridge Small Cap Growth Fund. It is expected that the combined fund will sell substantially all of the portfolio securities of your fund following the Reorganization. The disposition of portfolio securities by the combined fund is not presently expected to result in a taxable distribution to shareholders, after consideration of realized capital losses. If the combined fund is unable to fully offset any gain resulting from the disposition of securities with available realized capital losses, any net gain not so offset will result in a distribution that will be taxable to you. The disposition of portfolio securities also will result in brokerage expenses to the combined fund.

                        Tax Capital Loss Carryforwards

   Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Your fund is not presently entitled to net capital loss carryforwards for federal income tax purposes with respect to its prior taxable years. For the period ending on the Closing Date, your fund is expected to have net realized capital losses and as of the Closing Date your fund is expected to have unrealized capital gains.

   The Reorganization is expected to result in a limitation on Pioneer Oak Ridge Small Cap Growth Fund's ability to use carryforwards of your fund's net capital loss, if any, for the tax year ending on the Closing Date, but that limitation is not expected to materially delay the utilization of your fund's net capital loss carryforward. The limitation, imposed by Section 382 of the Code, is imposed on an annual basis and is expected to apply because the shareholders of your fund will own less than 50% of Pioneer Oak Ridge Small Cap Growth Fund immediately after the Reorganization. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of your fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization. The Reorganization also may result in a limitation on Pioneer Oak Ridge Small Cap Growth Fund's ability to use its own losses to offset gains realized after the Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date. That limitation will apply if your fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of the net asset value of your fund as of the Closing Date, neither of which is expected to be the case.

   As of June 30, 2009, your fund had current-year realized capital losses of $1,828,859 and net unrealized gains of $4,464,410.

   The Reorganization would impact the use of any net current-year capital losses (and potentially any unrealized capital losses) in the following manner:
(1) such losses will benefit the shareholders of the combined fund, rather than only the shareholders of your fund; (2) if limited by the Section 382 rules described above, the amount of your fund's net current-year capital losses and unrealized capital losses, if any, that can be utilized in any taxable year will be no greater than the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of your fund at the time of Reorganization (approximately $2,569,000 per year based on data as of June 2009); and (3) if the Reorganization closes on a date other than your fund's regular year end, it will cause your fund's losses to expire one year earlier than the time they otherwise would have expired. Consequently, the Reorganization could result in some portion of your fund's net current-year capital losses (and potentially unrealized capital losses, when realized) expiring unutilized, but based on data as of June 30, 2009 the Reorganization would not delay the utilization of such losses.

   Since the Reorganization is not expected to close until September 2009, the net current-year realized capital losses and net unrealized capital gains and the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each of the Pioneer Funds to use capital losses to offset gains (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

                                CAPITALIZATION

   The following table sets forth the capitalization of each Pioneer Fund as of May 31, 2009 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between May 31, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.

                                                             Pioneer
                                                            Oak Ridge       Pro Forma
                              Pioneer        Pioneer        Small Cap        Pioneer
                             Small and      Oak Ridge      Growth Fund      Oak Ridge
                              Mid Cap       Small Cap       Pro Forma       Small Cap
                            Growth Fund    Growth Fund   Adjustments/(1)/  Growth Fund
                           (May 31, 2009) (May 31, 2009) (May 31, 2009)   (May 31, 2009)
                           -------------- -------------- ---------------  --------------
Net Assets
 Class A..................  $42,479,562    $253,961,071        --          $296,440,633
 Class B..................  $ 4,033,802    $  4,015,357        --          $  8,049,159
 Class C..................  $ 6,156,136    $ 22,818,605        --          $ 28,974,741
 Total Net Assets.........  $52,669,500    $280,795,033        --          $333,464,533
Net Asset Value Per Share
 Class A..................  $     23.34    $      18.55        --          $      18.55
 Class B..................  $     22.15    $      17.62        --          $      17.62
 Class C..................  $     22.24    $      16.46        --          $      16.46
Shares Outstanding
 Class A..................    1,820,127      13,693,101        --            15,983,104
 Class B..................      182,132         227,908        --               456,841
 Class C..................      276,766       1,386,484        --             1,760,490

/(1)/The pro forma data reflects adjustments to account for the combined costs of the Reorganization borne by the Pioneer Funds, which are estimated in the aggregate to be $50,000. Because of class specific expense limitations, the expenses of Class A, Class B and Class C shares will not increase as a result of the payment of any Reorganization costs. Pioneer will bear the remaining costs of the Reorganization.

It is impossible to predict how many shares of Pioneer Oak Ridge Small Cap Growth Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Oak Ridge Small Cap Growth Fund shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  . The Reorganization is scheduled to occur as of the close of business on September 18, 2009, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer Oak Ridge Small Cap Growth Fund, and

    Pioneer Oak Ridge Small Cap Growth Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer Oak Ridge Small Cap Growth Fund's portfolio. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  . Pioneer Oak Ridge Small Cap Growth Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer Oak Ridge Small Cap Growth Fund.

  . Pioneer Oak Ridge Small Cap Growth Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer Oak Ridge Small Cap Growth Fund.

  . Pioneer Oak Ridge Small Cap Growth Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer Oak Ridge Small Cap Growth Fund.

  .  After the shares are issued, your fund will be dissolved.

Reasons for the Proposed Reorganization

   The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

   First, the Board considered that the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhance the potential for one of the two funds to achieve growth in assets. The Board noted that the combined fund may be better positioned to attract assets than your fund and that the larger size of the combined fund will offer the potential for greater economies of scale by enabling the fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

   Second, the Board considered that the gross expense ratios are expected to be lower for each class of shares of the combined fund as compared to the corresponding class of shares of your fund. The pro forma gross expense ratios for the combined fund's Class A, Class B and Class C shares are 1.62%, 2.46% and 2.32%, respectively, and the historical gross expense ratios for the corresponding classes of shares of your fund are as follows: 1.79%, 2.68% and 2.60%, respectively. The Board of each Pioneer Fund noted that the pro forma gross expense ratio for each class of shares of the combined fund is higher than the historical expense ratio for each class of shares of Pioneer Oak Ridge Small Cap Growth Fund, but considered that a fund's other expenses can be expected to vary over time.

   Third, the Board considered that Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce the combined fund's net expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively, of the combined fund. Assuming the shareholders of your fund approve the Reorganization, this expense limitation will be in effect for the combined fund for one year from the Closing Date of the Reorganization. Therefore, the net expense ratio of the combined fund will be the same as the current net expense ratio of your fund for one year from the Closing Date of the Reorganization. After one year, the contractual expense limitation for Class A shares will increase to 1.40% of the average daily net assets attributable to Class A shares of the combined fund. This higher expense limitation will be in effect for Class A shares of the combined fund until April 1, 2012. There can be no assurance that Pioneer will extend the expense limitation for Class A shares beyond April 1, 2012 or the expense limitations for Class B and Class C shares beyond the first anniversary of the Closing Date of the Reorganization.

   Fourth, the Board considered that your fund's management fee schedule and Pioneer Oak Ridge Small Cap Growth Fund's management fee schedule are the same (0.85% of the fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion), and therefore there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization.

   Fifth, the Board noted that your fund's performance was higher than Pioneer Oak Ridge Small Cap Growth Fund's performance for the one-year and three-year periods ended March 31, 2009. However, the Board also noted that Pioneer Oak Ridge Small Cap Growth Fund's performance was higher than your fund's performance for the one-year, five-year and ten-year periods ended December 31, 2008, and for the five year period ended March 31, 2009.

   Sixth, the Boards of both Pioneer Funds considered that given the expected costs of the Reorganization, each Pioneer Fund would bear 25% of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, any filings with the SEC and other governmental agencies in connection with the Reorganization, and any proxy solicitation costs. Pioneer will bear the remaining 50% of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $100,000, of which each Pioneer Fund will bear approximately $25,000.

   Seventh, the Boards of both Pioneer Funds considered that the Pioneer Funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The Reorganization could permit a more effective distribution of the shares of a single fund rather than of two funds with similar objectives. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Boards believe the Reorganization could result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under a contractual expense limit arrangement with respect to the combined fund. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

   Eighth, the Boards of both Pioneer Funds also considered that Pioneer Investment Management USA Inc. ("PIM-USA"), the direct parent of Pioneer, holds a 49% ownership interest in Oak Ridge. It was noted that with respect to your fund, Pioneer pays a subadvisory fee to Papp, which is not affiliated with Pioneer, and that, as a result of the Reorganization, Pioneer instead would pay Oak Ridge a subadvisory fee on incremental assets attributable to your fund, which would benefit PIM-USA, and indirectly, Pioneer. The Boards noted that Oak Ridge receives a subadvisory fee based on the fund's assets under management, and consequently, the Reorganization would result in higher aggregate fees paid to Oak Ridge. However, the Boards noted that the subadvisory fee is paid by Pioneer and not by the fund, and that no change in the management fee paid by shareholders would result from the Reorganization. The Boards believe that any such benefit to Pioneer or its affiliates resulting from Oak Ridge serving as the subadviser to the combined fund is offset by the benefits to the shareholders of both Pioneer Funds resulting from the Reorganization.

   Ninth, the Boards of both Pioneer Funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each Pioneer Fund to become investors in a combined fund that has a larger asset size than either Pioneer Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both Pioneer Funds and their shareholders.

                     BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Oak Ridge Small Cap Growth Fund, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Oak Ridge Small Cap Growth Fund and that the interests of Pioneer Oak Ridge Small Cap Growth Fund's shareholders would not be diluted as a result of the Reorganization.

   The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  . The Reorganization is scheduled to occur as of the close of business on September 18, 2009 but may occur on such later date as the parties may agree to in writing. Your fund will transfer all of its assets to Pioneer Oak Ridge Small Cap Growth Fund. Pioneer Oak Ridge Small Cap Growth Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  . Pioneer Oak Ridge Small Cap Growth Fund will issue classes of shares to your fund with an aggregate net asset value equal to the net assets attributable to your fund's corresponding classes of shares. These shares will immediately be distributed to your fund's shareholders in proportion to the relative net asset value of their holdings of your fund's shares on the Closing Date. As a result, your fund's shareholders will end up as shareholders of the relevant class of Pioneer Oak Ridge Small Cap Growth Fund.

  .  After the shares are issued, your fund will be dissolved.

  . No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A (if applicable), Class B or Class C shares of Pioneer Small and Mid Cap Growth Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of Pioneer Small and Mid Cap Growth Fund will be included in the holding period of the shares of Pioneer Oak Ridge Small Cap Growth Fund you receive as a result of the Reorganization.

  . The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to either Pioneer Fund or their shareholders, except as set forth below under the heading "Tax Status of the Reorganization", and will not take place unless both Pioneer Funds involved in the Reorganization receive an opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Pioneer Funds, as further described below under the heading "Tax Status of the Reorganization".

Agreement and Plan of Reorganization

   The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

   Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Pioneer Oak Ridge Small Cap Growth Fund shares. Pioneer Oak Ridge Small Cap Growth Fund will not issue share certificates in the Reorganization.

   Conditions to Closing the Reorganization. The obligation of your fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Pioneer Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

   The obligation of Pioneer Oak Ridge Small Cap Growth Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization,
Section 7).

   The obligations of your fund and Pioneer Oak Ridge Small Cap Growth Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).

   Termination of Agreement and Plan of Reorganization. The Board of Trustees of each Pioneer Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of either Fund.

   Expenses of the Reorganization. Each Pioneer Fund will bear 25% of all the expenses of both funds incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the remaining 50% of these expenses.

                       TAX STATUS OF THE REORGANIZATION

   The Reorganization is conditioned upon the receipt by each Pioneer Fund of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

  . The transfer to Pioneer Oak Ridge Small Cap Growth Fund of all of your fund's assets in exchange solely for the issuance of Pioneer Oak Ridge Small Cap Growth Fund shares to your fund and the assumption of your fund's liabilities by Pioneer Oak Ridge Small Cap Growth Fund, followed by the distribution of the Pioneer Oak Ridge Small Cap Growth Fund shares in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the funds will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  . No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Pioneer Oak Ridge Small Cap Growth Fund as described above or (2) the distribution by your fund of the Pioneer Oak Ridge Small Cap Growth Fund shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain that may be required to be recognized as a result of the closing of your fund's taxable year;

  . The tax basis of each asset of your fund in the hands of Pioneer Oak Ridge Small Cap Growth Fund will be the same as the tax basis of that asset in the hands of your fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

  . The holding period of each asset of your fund in the hands of Pioneer Oak Ridge Small Cap Growth Fund, other than assets with respect to which gain or loss is required to be recognized, will include your fund's holding period for that asset;

  . No gain or loss will be recognized by Pioneer Oak Ridge Small Cap Growth Fund upon its receipt of your fund's assets solely in exchange for shares of Pioneer Oak Ridge Small Cap Growth Fund and the assumption of your fund's liabilities;

  . You will not recognize gain or loss upon the exchange of your shares for shares of Pioneer Oak Ridge Small Cap Growth Fund as part of the Reorganization;

  . The aggregate tax basis of Pioneer Oak Ridge Small Cap Growth Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of the shares of your fund you surrender in exchange; and

  . The holding period of Pioneer Oak Ridge Small Cap Growth Fund shares you receive will include the holding period of the shares of your fund that you surrender in exchange, provided that you held the shares of your fund as capital assets on the date of the exchange.

   In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Pioneer Oak Ridge Small Cap Growth Fund and your fund. The condition that each fund receive such an opinion may not be waived by either fund.

   No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   Immediately prior to the Reorganization, your fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividend may result in taxable income to you. The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

   Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to your fund, 30% of the outstanding shares of your fund entitled to cast votes at the meeting constitutes a quorum; however, since the proposal must be approved by "a majority of the outstanding voting securities," as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of your fund" means the affirmative vote of the lesser of:

    (1)67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

    (2)more than 50% of the outstanding shares of your fund.

   The table below shows how shares will be treated for the purposes of quorum and voting requirements.

             Shares                                    Quorum
-----------------------------------------------------------------------------------
In General                         All shares "present" in person or by proxy are
                                   counted toward a quorum.


-----------------------------------------------------------------------------------
Signed Proxy with no Voting        Considered "present" at meeting for purposes
Instruction (other than Broker     of quorum.
Non-Vote)
-----------------------------------------------------------------------------------
Broker Non-Vote (where the         Considered "present" at meeting for purposes
underlying holder had not          of quorum.
voted and the broker does not
have discretionary authority to
vote the shares)
-----------------------------------------------------------------------------------
Signed Proxy with Vote to Abstain  Considered "present" at meeting for purposes of quorum.

-----------------------------------------------------------------------------------

             Shares                                    Voting
----------------------------------------------------------------------------------
In General                         Shares "present" in person will be voted in
                                   person at the meeting. Shares present by
                                   proxy will be voted in accordance with
                                   instructions.
----------------------------------------------------------------------------------
Signed Proxy with no Voting        Voted "for" the proposal.
Instruction (other than Broker
Non-Vote)
----------------------------------------------------------------------------------
Broker Non-Vote (where the         Broker non-votes do not count as a vote
underlying holder had not          "for" the proposal and effectively result in a
voted and the broker does not      vote "against" the proposal.
have discretionary authority to
vote the shares)
----------------------------------------------------------------------------------
Signed Proxy with Vote to Abstain  Abstentions do not constitute a vote "for"
                                   the proposal and effectively result in a vote
                                   "against" the proposal.
----------------------------------------------------------------------------------

   If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

   Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each Pioneer Fund's operations and supervises each Pioneer Fund's subadviser, which is responsible for the day-to-day management of the Pioneer Fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.P.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2009, assets under management were approximately $205 billion worldwide, including over $44 billion in assets under management by Pioneer and its U.S. affiliates. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

   The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of Pioneer Funds' investment adviser and each subadviser, and determining whether to approve and renew each Pioneer Fund's investment management agreement and any subadvisory agreement.

   Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of each Pioneer Fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and each Pioneer Fund intends to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the Pioneer Fund without shareholder approval.

Investment Subadvisers

   Oak Ridge is subadviser of Pioneer Oak Ridge Small Cap Growth Fund. Oak Ridge, which is located at 10 South LaSalle Street, Chicago, Illinois 60603, was established in 1989 and is a registered investment adviser. As of December 31, 2008, Oak Ridge had approximately $2 billion in assets under management.

   On January 3, 2005, PIM-USA acquired a 49% ownership interest in Oak Ridge from the existing members of Oak Ridge. As part of the acquisition, PIM-USA also obtained the right to purchase from the existing members of Oak Ridge
(i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest 12 years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIM-USA the right to own 100% of Oak Ridge over time. PIM-USA had not exercised such right as of the date of this Proxy Statement/Prospectus. PIM-USA is the direct parent of Pioneer.

   For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of Pioneer Oak Ridge Small Cap Growth Fund's average daily net assets as set forth below. The fee is paid monthly in arrears. Pioneer Oak Ridge Small Cap Growth Fund does not pay a fee to Oak Ridge.

    Pioneer Oak Ridge Small Cap Growth Fund Assets                    Rate
    ----------------------------------------------                    ----
    First $250 Million............................................... 0.50%
    Greater than $250 Million and less than or equal to $500 Million. 0.45%
    Greater than $500 Million and less than or equal to $750 Million. 0.40%
    Greater than $750 Million........................................ 0.35%

   Papp is the subadviser of Pioneer Small and Mid Cap Growth Fund. Papp is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2008, Papp's assets under management were approximately $353 million. Papp's main office is located at 2201 E. Camelback Road, Suite 227B, Phoenix, AZ 85016.

   For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.45% of Pioneer Small and Mid Cap Growth Fund's average daily net assets up to $500 million and 0.35% of the fund's average daily net assets greater than $500 million. The fee will be paid monthly in arrears. Pioneer Small and Mid Cap Growth Fund does not pay a fee to Papp.

Distributor and Transfer Agent

   PFD is each Pioneer Fund's distributor. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is each Pioneer Fund's transfer agent. Each Pioneer Fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

   Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

   Net Asset Value. Each Pioneer Fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates net asset value for each class of shares every day the New York Stock Exchange open when regular trading closes (normally 4:00 p.m. Eastern time).

   Each Pioneer Fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each Pioneer Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of a Pioneer Fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

   Each Pioneer Fund uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Pioneer Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Pioneer Fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund.

   Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. Each Pioneer Fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by a Pioneer Fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences could be significant. To the extent that a Pioneer Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

   You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, or Class A shares under certain circumstances, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

   Distribution Plan. Each Pioneer Fund has adopted a distribution plan for its Class A, Class B, and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

   In light of each Pioneer Fund's focus on small cap stocks, it is possible that at some time in the future a Pioneer Fund may be closed to new investments. In such circumstances, the Board has determined that it would be appropriate to continue making payments under the Pioneer Fund's Rule 12b-1 plan.

   Additional Payments to Financial Intermediaries. There are two principal ways you compensate the financial intermediary through which you buy shares of a Pioneer Fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees. Each Pioneer Fund also may pay intermediaries for administrative services and transaction processing.

   Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

   Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

   Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

   Pioneer may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer Funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer Funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

   The compensation that Pioneer pays to financial intermediaries is discussed in more detail in each Pioneer Fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

   Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

   Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in a Pioneer Fund's prospectus. Ask your investment professional for more information.

   If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

   Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

   Call or write to the transfer agent for account applications, account options forms and other account information:

   PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
   P.O. Box 55014
   Boston, Massachusetts 02205-5014
   Telephone 1-800-225-6292

   Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

   When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

   Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

   To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

   To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

   Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the Pioneer Fund. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

   Transaction Limitations. Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive Trading" below.

   Buying Pioneer Fund Shares. You may buy shares of a Pioneer Fund from any investment firm that has a sales agreement with PFD.

   You can buy shares of the Pioneer Funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Each Pioneer Fund reserves the right to stop offering any class of shares.

   You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the Pioneer Fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.

   Minimum Investment Amounts. Your initial investment for Class A, Class B and Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

   Maximum Purchase Amounts. Purchases of each Pioneer Fund shares are limited to $49,999 for Class B shares and $499,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

   Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000.

   Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

   Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus.

   Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after a Pioneer Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

   You generally will have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

Good order means that:

  .  You have provided adequate instructions

  .  There are no outstanding claims against your account

  .  There are no transaction limitations on your account

  . If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

  .  Your request includes a signature guarantee if you:

     -- Are selling over $100,000 or exchanging over $500,000 worth of shares

     -- Changed your account registration or address within the last 30 days

     -- Instruct the transfer agent to mail the check to an address different from the one on your account

     -- Want the check paid to someone other than the account owner(s)

     -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

                                                          Buying Shares
--------------------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT FIRM           Normally, your investment firm will send your
                                       purchase request to PFD and/or the Pioneer
                                       Funds' transfer agent.

                                       CONSULT YOUR INVESTMENT PROFESSIONAL
                                       FOR MORE INFORMATION.

                                       Your investment firm may receive a
                                       commission from PFD for your purchase of
                                       fund shares, and may receive additional
                                       compensation from Pioneer for your purchase
                                       of fund shares.
--------------------------------------------------------------------------------------------
BY PHONE OR ONLINE                     You can use the telephone or online privilege if
                                       you have an existing non-retirement account.
                                       Certain IRAs can use the telephone purchase
                                       privilege. If your account is eligible, you can
                                       purchase additional fund shares by phone or
                                       online if:

                                       . You established your bank account of record
                                         at least 30 days ago

                                       . Your bank information has not changed for
                                         at least 30 days

                                       . You are not purchasing more than $100,000
                                         worth of shares per account per day

                                       . You can provide the proper account
                                         identification information

                                       When you request a telephone or online purchase,
                                       the transfer agent will electronically debit the
                                       amount of the purchase from your bank account
                                       of record. The transfer agent will purchase fund
                                       shares for the amount of the debit at the offering
                                       price determined after the transfer agent receives
                                       your telephone or online purchase instruction and
                                       good funds. It usually takes three business days
                                       for the transfer agent to receive notification from
                                       your bank that good funds are available in the
                                       amount of your investment.

                                                    Exchanging Shares
------------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT FIRM           Normally, your investment firm will send
                                       your exchange request to the Pioneer
                                       Funds' transfer agent.

                                       CONSULT YOUR INVESTMENT
                                       PROFESSIONAL FOR MORE
                                       INFORMATION ABOUT EXCHANGING
                                       YOUR SHARES.




------------------------------------------------------------------------------------
BY PHONE OR ONLINE                     After you establish your eligible fund
                                       account, you can exchange fund shares by
                                       phone or online if:

                                       . You are exchanging into an existing
                                         account or using the exchange to
                                         establish a new account, provided the
                                         new account has a registration identical to the original account

                                       . The fund into which you are exchanging
                                         offers the same class of shares

                                       . You are not exchanging more than
                                         $500,000 worth of shares per account
                                         per day

                                       . You can provide the proper account
                                         identification information












                                                        Buying Shares
----------------------------------------------------------------------------------------
IN WRITING, BY MAIL OR BY FAX          You can purchase fund shares for an existing
                                       fund account by mailing a check to the transfer
                                       agent. Make your check payable to the fund.
                                       Neither initial nor subsequent investments
                                       should be made by third party check. Your
                                       check must be in U.S. dollars and drawn on a
                                       U.S. bank. Include in your purchase request the
                                       fund's name, the account number and the name
                                       or names in the account registration.















----------------------------------------------------------------------------------------

                                                   Exchanging Shares
----------------------------------------------------------------------------------
IN WRITING, BY MAIL OR BY FAX          You can exchange fund shares by mailing
                                       or faxing a letter of instruction to the
                                       transfer agent. You can exchange Pioneer
                                       Fund shares directly through a Pioneer
                                       Fund only if your account is registered in
                                       your name. However, you may not fax an
                                       exchange request for more than $500,000.
                                       Include in your letter:

                                       . The name, social security number and
                                         signature of all registered owners

                                       . A signature guarantee for each
                                         registered owner if the amount of the
                                         exchange is more than $500,000

                                       . The name of the fund out of which you
                                         are exchanging and the name of the
                                         fund into which you are exchanging

                                       . The class of shares you are exchanging

                                       . The dollar amount or number of shares
                                         your are exchanging
----------------------------------------------------------------------------------

            Selling Shares                     How to Contact Pioneer
 -----------------------------------------------------------------------------
 Normally, your investment firm will    BY PHONE
 send your request to sell shares to    For information or to request a
 the Pioneer Funds' transfer agent.     telephone transaction between 8:00
                                        a.m. and 7:00 p.m. (Eastern time) by
 CONSULT YOUR INVESTMENT PROFESSIONAL   speaking with a shareholder services
 FOR MORE INFORMATION.                  representative call 1-800-225-6292

 Each Pioneer Fund has authorized PFD   To request a transaction using
 to act as its agent in the repurchase  FactFone/SM/ call 1-800-225-4321 of fund shares from qualified
 investment firms. Each Pioneer Fund    Telecommunications Device for the
 reserves the right to terminate this   Deaf (TDD) 1-800-225-1997
 procedure at any time.
 -----------------------------------------------------------------------------
 IF YOU HAVE AN ELIGIBLE                BY MAIL
 NON-RETIREMENT ACCOUNT, YOU MAY SELL   Send your written instructions to:
 UP TO $100,000 PER ACCOUNT PER DAY BY  PIONEER INVESTMENT MANAGEMENT
 PHONE OR ONLINE. You may sell fund     SHAREHOLDER SERVICES, INC. P.O. Box
 shares held in a retirement plan       55014 Boston, Massachusetts 02205-5014
 account by phone only if your account
 is an eligible IRA (tax penalties may  PIONEER WEBSITE
 apply). You may not sell your shares   www.pioneerinvestments.com
 by phone or online if you have
 changed your address (for checks) or   BY FAX
 your bank information (for wires and   Fax your exchange and sale requests
 transfers) in the last 30 days.        to: 1-800-225-4240

 You may receive your sale proceeds:

 .  By check, provided the check is
    made payable exactly as your
    account is registered

 .  By bank wire or by electronic
    funds transfer, provided the sale
    proceeds are being sent to your
    bank address of record
 -----------------------------------------------------------------------------

            Selling Shares                     How to Contact Pioneer
 -----------------------------------------------------------------------------
 You can sell some or all of your fund
 shares by WRITING DIRECTLY TO A
 PIONEER FUND only if your account is
 registered in your name. Include in
 your request your name, your social
 security number, the fund's name,
 your fund account number, the class
 of shares to be sold, the dollar
 amount or number of shares to be
 sold, and any other applicable
 requirements as described below. The
 transfer agent will send the sale
 proceeds to your address of record
 unless you provide other
 instructions. Your request must be
 signed by all registered owners and
 be in good order.

 The transfer agent will not process
 your request until it is received in
 good order.

 You may sell up to $100,000 per
 account per day by fax.

Pioneer Fund Shareholder Account Policies

Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

  .  Requesting certain types of exchanges or sales of Pioneer Fund shares

  .  Redeeming shares for which you hold a share certificate

  .  Requesting certain types of changes for your existing account

   You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

   The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

   Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

   Distribution Options. Each Pioneer Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

    (1)Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

    (2)You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

    (3)You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options(2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

   If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

   Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

   Excessive Trading. Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm a Pioneer Fund's performance by forcing a Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

  . You sell shares within a short period of time after the shares were purchased;

  . You make two or more purchases and redemptions within a short period of time;

  . You enter into a series of transactions that is indicative of a timing pattern or strategy; or

  . We reasonably believe that you have engaged in such practices in connection with other mutual funds.

   Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Pioneer Fund's shares by a Pioneer Fund's investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of a Pioneer Fund's shareholders.

   While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, a Pioneer Fund's shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the financial intermediary in taking steps to limit this type of activity.

   Each Pioneer Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase request by any investor or financial institution if a Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to such Pioneer Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in a Pioneer Fund. Each Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

   To limit the negative effects of excessive trading on a Pioneer Fund, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of that Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts, or transactions by other Pioneer funds that invest in that Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

   We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or their own policies or restrictions designed to limit excessive trading of Pioneer fund shares. However, we do not impose this policy at the omnibus account level.

   Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

   Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

   Telephone and Website Access. You may have difficulty contacting a Pioneer Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

   Share Certificates. The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

   Other Policies. Each Pioneer Fund and PFD reserve the right to:

  .  reject any purchase or exchange order for any reason, without prior notice

  . charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

  . revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Each Pioneer Fund reserves the right to:

  . suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities

  . redeem in kind by delivering to you portfolio securities owned by a Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

  . charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee.

   Dividends and Capital Gains. Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

   Taxes. You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from a Pioneer Fund's net short-term capital gains are taxable as ordinary income.

   Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by a Pioneer Fund and certain other conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

   "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

   A portion of dividends received from a Pioneer Fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

   Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

   If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

   When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

   You must provide your social security number or other taxpayer identification number to the Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

   You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND

                             FINANCIAL HIGHLIGHTS

   The following tables show the financial performance of Class A shares and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund for the past five fiscal years, and of Class B shares since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund (assuming reinvestment of all dividends and distributions).

   For periods prior to February 13, 2004, the total returns the table represent the rate that you would have earned or lost on an investment in Oak Ridge Small Cap Equity Fund, the predecessor to Pioneer Oak Ridge Small Cap Growth Fund (assuming reinvestment of all dividends and distributions).

   The information below has been audited by Ernst & Young LLP, Pioneer Oak Ridge Small Cap Growth Fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

                                                                 Year       Year       Year       Year       Year
                                                                Ended      Ended      Ended      Ended       Ended
                                                               11/30/08   11/30/07   11/30/06   11/30/05  11/30/04(a)
Class A                                                       --------   --------   --------   --------   -----------
Net asset value, beginning of period                          $  25.82   $  26.15   $  24.84   $  22.86     $ 19.62
                                                              --------   --------   --------   --------     -------
Increase (decrease) from investment operations:
 Net investment loss                                          $  (0.13)  $  (0.25)  $  (0.23)  $  (0.18)    $ (0.14)
 Net realized and unrealized gain (loss) on investments          (8.10)      2.18       2.27       2.37        3.38
                                                              --------   --------   --------   --------     -------
   Net increase (decrease) from investment operations         $  (8.23)  $   1.93   $   2.04   $   2.19     $  3.24
Distributions to shareowners:
 Net realized gain                                               (0.53)     (2.26)     (0.73)     (0.21)         --
                                                              --------   --------   --------   --------     -------
Net increase (decrease) in net asset value                    $  (8.76)  $  (0.33)  $   1.31   $   1.98     $  3.24
                                                              --------   --------   --------   --------     -------
Net asset value, end of period                                $  17.06   $  25.82   $  26.15   $  24.84     $ 22.86
                                                              --------   --------   --------   --------     -------
Total return*                                                   (31.86)%     7.57%      8.25%      9.64%      16.51%
Ratio of net expenses to average net assets+                      1.40%      1.41%      1.40%      1.40%       1.79%
Ratio of net investment loss to average net assets+              (0.70)%    (0.97)%    (0.91)%    (1.03)%     (1.49)%
Portfolio turnover rate                                             37%        58%        29%        47%         24%
Net assets, end of period (in thousands)                      $204,015   $225,402   $225,906   $208,017     $57,541
Ratios with no waiver of fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.57%      1.53%      1.56%      1.44%       2.06%
 Net investment loss                                             (0.86)%    (1.10)%    (1.07)%    (1.07)%     (1.75)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.40%      1.40%      1.40%      1.40%       1.79%
 Net investment loss                                             (0.70)%    (0.96)%    (0.91)%    (1.03)%     (1.49)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
(a)Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

                                                                    Year      Year      Year      Year
                                                                   Ended     Ended     Ended     Ended    2/17/04 (a) to
                                                                  11/30/08  11/30/07  11/30/06  11/30/05     11/30/04
                                                                  --------  --------  --------  --------  --------------
Class B
Net asset value, beginning of period                              $ 24.90    $25.52    $24.49   $ 22.74       $19.75
                                                                  -------    ------    ------   -------       ------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.40)   $(0.52)   $(0.54)  $ (0.42)      $(0.09)
 Net realized and unrealized gain (loss) on investments             (7.68)     2.16      2.30      2.38         3.08
                                                                  -------    ------    ------   -------       ------
   Net increase (decrease) from investment operations             $ (8.08)   $ 1.64    $ 1.76   $  1.96       $ 2.99
Distributions to shareowners:
 Net realized gain                                                  (0.53)    (2.26)    (0.73)    (0.21)          --
                                                                  -------    ------    ------   -------       ------
Net increase (decrease) in net asset value                        $ (8.61)   $(0.62)   $ 1.03   $  1.75       $ 2.99
                                                                  -------    ------    ------   -------       ------
Net asset value, end of period                                    $ 16.29    $24.90    $25.52   $ 24.49       $22.74
                                                                  -------    ------    ------   -------       ------
Total return*                                                      (32.43)%    6.62%     7.22%     8.66%       15.14%***
Ratio of net expenses to average net assets+                         2.31%     2.32%     2.31%     2.30%        2.51%**
Ratio of net investment loss to average net assets+                 (1.63)%   (1.88)%   (1.82)%   (1.93)%      (2.19)%**
Portfolio turnover rate                                                37%       58%       29%       47%          24%***
Net assets, end of period (in thousands)                          $ 3,805    $6,964    $8,371   $10,625       $5,949
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.40%     2.32%     2.38%     2.33%        2.51%**
 Net investment loss                                                (1.72)%   (1.88)%   (1.89)%   (1.96)%      (2.19)%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        2.30%     2.30%     2.30%     2.30%        2.51%**
 Net investment loss                                                (1.62)%   (1.86)%   (1.81)%   (1.93)%      (2.19)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
***Not annualized.
+  Ratios with no reduction for fees paid directly.
(a)Class B shares were first publicly offered on February 17, 2004.

                                                                    Year      Year      Year      Year       Year
                                                                   Ended     Ended     Ended     Ended       Ended
                                                                  11/30/08  11/30/07  11/30/06  11/30/05  11/30/04(a)
Class C                                                           --------  --------  --------  --------  -----------
Net asset value, beginning of period                              $ 23.30   $ 23.99   $ 23.04   $ 21.39     $ 18.50
                                                                  -------   -------   -------   -------     -------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.36)  $ (0.49)  $ (0.46)  $ (0.34)    $ (0.12)
 Net realized and unrealized gain (loss) on investments             (7.20)     2.06      2.14      2.20        3.01
                                                                  -------   -------   -------   -------     -------
   Net increase (decrease) from investment operations             $ (7.56)  $  1.57   $  1.68   $  1.86     $  2.89
Distributions to shareowners:
 Net realized gain                                                  (0.53)    (2.26)    (0.73)    (0.21)         --
                                                                  -------   -------   -------   -------     -------
Net increase (decrease) in net asset value                        $ (8.09)  $ (0.69)  $  0.95   $  1.65     $  2.89
                                                                  -------   -------   -------   -------     -------
Net asset value, end of period                                    $ 15.21   $ 23.30   $ 23.99   $ 23.04     $ 21.39
                                                                  -------   -------   -------   -------     -------
Total return*                                                      (32.43)%    6.75%     7.33%     8.75%      15.62%
Ratio of net expenses to average net assets+                         2.27%     2.20%     2.20%     2.22%       2.57%
Ratio of net investment loss to average net assets+                 (1.59)%   (1.76)%   (1.72)%   (1.85)%     (2.26)%
Portfolio turnover rate                                                37%       58%       29%       47%         24%
Net assets, end of period (in thousands)                          $20,913   $37,659   $50,120   $62,059     $20,690
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.27%     2.20%     2.20%     2.22%       2.59%
 Net investment loss                                                (1.59)%   (1.76)%   (1.72)%   (1.85)%     (2.28)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        2.27%     2.19%     2.20%     2.22%       2.57%
 Net investment loss                                                (1.59)%   (1.75)%   (1.72)%   (1.85)%     (2.26)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
(a)Effective February 13, 2004, PIM became the advisor of the Fund and simultaneously Oak Ridge LLC became the sub-advisor.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $5,000. Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. The Pioneer Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with such Reorganization.

Revoking Proxies

   Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

  . By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

  . By returning a duly executed proxy with a later date before the time of the meeting, or

  . If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

   Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

   Only shareholders of record on July 10, 2009 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of your fund requesting a vote of its shareholders were outstanding:

Pioneer Small and Mid Cap Growth Fund  Shares Outstanding (as of July 10, 2009)
-------------------------------------  ----------------------------------------
              Class A.................              1,931,886.425
              Class B.................                181,839.801
              Class C.................                288,839.510

Other Business

   Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

   If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment. If the meeting is postponed, your fund will give notice of the postponed meeting to its shareholders.

Telephone and Internet Voting

   In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The Pioneer Funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

   Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

   As of July 10, 2009, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of July 10, 2009.

                                                             Number of
               Record Holder                  Share Class     Shares      Percent of Class
-------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund
-------------------------------------------------------------------------------------------
Schwab Reinvestment of Distributions            Class A     233,712.904        12.10%
101 Montgomery Street
San Francisco, CA 94104-41512
-------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of its customers    Class A     110,583.612        5.72%
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of its customers    Class C     39,730.184         13.76%
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund
-------------------------------------------------------------------------------------------
Prudential Investment Management Services       Class A    3,201,183.461       21.42%
FBO Mutual Fund Clients
Attn Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St
3 Gateway Ctr Fl 11
Newark, NJ 07102
-------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of its customers    Class A    1,598,837.811       10.70%
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of its customers    Class C     319,898.231        22.67%
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.                   Class C     166,315.428        11.79%
Attn Peter Booth
333 West 34th St, 7th Fl
New York, NY 10001-2402

                                    EXPERTS

   The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

   You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

   Each Pioneer Fund's statement of additional information and shareholder reports are available free of charge on the Pioneer Funds' website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

   Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

   Visit our website www.pioneerinvestments.com

   Each Pioneer Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Pioneer Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of [ ], by and between Pioneer Series Trust I, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series, Pioneer Oak Ridge Small Cap Growth Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Series Trust II, a Delaware statutory trust (the "Acquired Trust"), on behalf of its series, Pioneer Small and Mid Cap Growth Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

   This Agreement is intended to constitute a plan of a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for
(A) the issuance of Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

   WHEREAS, the Acquiring Trust and the Acquired Trust are each registered investment companies classified as management companies of the open-end type.

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

   WHEREAS, the Board of Trustees of each of the Acquiring Trust and the Acquired Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

   NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

   1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to the Acquired Fund.

      (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

   1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

   1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

   1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1 The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Trust's Agreement and Declaration of Trust, or By-Laws, and the Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

   2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund's shares, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

   2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3. CLOSING AND CLOSING DATE

   3.1  The Closing Date shall be [          ], 2009, or such other date as the
parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

   3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

   3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

   3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Trust Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1 Except as set forth on Schedule 4.1 of this Agreement, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Acquired Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

      (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

      (e) All material contracts or other commitments of the Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

      (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2008, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

      (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual
   report for the six-month period ended [          ]], there has not been any
   material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

      (h) The Acquired Fund is a separate series of the Acquired Trust treated as a separate corporation from each other series of the Acquired Trust under
   Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code;

      (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

      (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

      (k) The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund or the Acquired Fund of the transactions contemplated by this Agreement;

      (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

      (p) The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

      (q) The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material currently used by the Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (s) The tax representation certificate to be delivered by the Acquired Trust, on behalf of the Acquired Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2 Except as set forth on Schedule 4.2 of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

      (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three (3) years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d) The Acquiring Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

      (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

      (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual
   report for the six-month period ended [          ],] there has not been any
   material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

      (j) The Acquiring Fund is a separate series of the Acquiring Trust treated as a separate corporation from each other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its existence, the Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund expects to satisfy such requirements and be so eligible for its taxable year that includes the Closing Date.

      (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

      (m) The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished in writing by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

      (p) The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (r) The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

   The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

   5.1 The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

   5.2 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

   5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

   5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

   5.7 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

   6.1 All representations and warranties by the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request;

   6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to Bingham McCutchen LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund; and

   6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

   7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The Acquired Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.6, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

   7.3 The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request;

   7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to Bingham McCutchen LLP an Acquired Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund; and

   7.5 With respect to the Acquired Fund, the Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

   8.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending under the Securities Act;

   8.5 The parties shall have received an opinion of Bingham McCutchen LLP, satisfactory to the Acquired Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in complete liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for
(A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the Acquired Fund's taxable year; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding periods of the Acquired Assets in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;
(viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.5.

   8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to
Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9. BROKERAGE FEES AND EXPENSES

   9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Acquiring Trust and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

      (b) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust ; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund
Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.NOTICES

   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust and the Acquiring Trust at 60 State Street, Boston, Massachusetts 02109.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 (S) 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                  PIONEER SERIES TRUST I,
                                         on behalf of its series,
                                         PIONEER OAK RIDGE SMALL CAP GROWTH
                                         FUND

By:                                      By:
     ----------------------------------       ---------------------------------
Name:                                    Name:
Title:                                   Title:

Attest:                                  PIONEER SERIES TRUST II,
                                         on behalf of its series,
                                         PIONEER SMALL AND MID CAP GROWTH FUND

By:                                      By:
     ----------------------------------       ---------------------------------
Name:                                    Name:
Title:                                   Title:

                                 SCHEDULE 4.1

                                 SCHEDULE 4.2

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE

PIONEER OAK RIDGE SMALL CAP GROWTH FUND

                 ---------------------------------------------
                 PERFORMANCE UPDATE 11/30/08    CLASS A SHARES
                 ---------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


                   Average Annual Total Returns
                   (As of November 30, 2008)

                                         Net Asset      Public Offering
                   Period               Value (NAV)       Price (POP)
                   10 Years                 4.61%             3.99%
                   5 Years                  0.27%            -0.91%
                   1 Year                 -31.86%           -35.79%

                   Expense Ratio
                   (Per prospectus dated April 1, 2008)

                                           Gross              Net
                                            1.53%             1.40%

                                    [CHART]
                               Value of $10,000 Investment

                  Pioneer Oak Ridge       Russell 2000        Russell
                Small Cap Growth Fund     Growth Index      2000 Index
                ---------------------     ------------      ----------
11/98                  $ 9,425              $10,000          $10,000
                        11,069               13,266           11,567
11/00                   12,284               11,406           11,499
                        12,383               10,343           12,053
11/02                   10,735                8,230           10,776
                        14,596               11,331           14,687
11/04                   17,006               12,559           17,221
                        18,645               13,571           18,624
11/06                   20,182               15,395           21,870
                        21,710               16,338           21,614
11/08                   14,794                9,585           13,517

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

PIONEER OAK RIDGE SMALL CAP GROWTH FUND

                              -----------------------------------------------
                              PERFORMANCE UPDATE 11/30/08      CLASS B SHARES
                              -----------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


                        Average Annual Total Returns
                        (As of November 30, 2008)

                                                   If           If
                        Period                    Held       Redeemed
                        10 Years                   3.78%       3.78%
                        5 Years                   -0.58%      -0.58%
                        1 Year                   -32.43%     -35.05%

                        Expense Ratio
                        (Per prospectus dated April 1, 2008)

                                                  Gross        Net
                                                   2.32%       2.30%

                                    [CHART]
                               Value of $10,000 Investment

                  Pioneer Oak Ridge       Russell 2000        Russell
                Small Cap Growth Fund     Growth Index      2000 Index
                ---------------------     ------------      ----------
11/98                  $10,000              $10,000          $10,000
                        11,661               13,266           11,567
11/00                   12,837               11,406           11,499
                        12,852               10,343           12,053
11/02                   11,050                8,230           10,776
                        14,911               11,331           14,687
11/04                   17,240               12,559           17,221
                        18,748               13,571           18,624
11/06                   20,121               15,395           21,870
                        21,479               16,338           21,614
11/08                   14,514                9,585           13,517

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 30, 2009 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from January 3, 1994 to February 13, 2004 is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc. on February 13, 2004.

PIONEER OAK RIDGE SMALL CAP GROWTH FUND

                              -----------------------------------------------
                              PERFORMANCE UPDATE 11/30/08      CLASS C SHARES
                              -----------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.



                        Average Annual Total Returns
                        (As of November 30, 2008)

                                                   If           If
                        Period                    Held       Redeemed
                        10 Years                   3.80%       3.80%
                        5 Years                   -0.54%      -0.54%
                        1 Year                   -32.43%     -32.43%

                        Expense Ratio
                        (Per prospectus dated April 1, 2008)

                                                  Gross        Net
                                                   2.20%       2.20%


                                    [CHART]
                               Value of $10,000 Investment

                  Pioneer Oak Ridge       Russell 2000        Russell
                Small Cap Growth Fund     Growth Index      2000 Index
                ---------------------     ------------      ----------
11/98                 $10,000               $10,000          $10,000
                       11,661                13,266           11,567
11/00                  12,837                11,406           11,499
                       12,852                10,343           12,053
11/02                  11,050                 8,230           10,776
                       14,911                11,331           14,687
11/04                  17,240                12,559           17,221
                       18,748                13,571           18,624
11/06                  20,121                15,395           21,870
                       21,479                16,338           21,614
11/08                  14,514                 9,585           13,517

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 30, 2009, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the Fund from January 3, 1994, to February 13, 2004, is the performance of Oak Ridge Small Cap Equity Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges payable on Class C shares (but not other differences in expenses).

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER OAK RIDGE SMALL CAP GROWTH FUND 11/30/08

In the following interview, David Klaskin, Pioneer Oak Ridge Small Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced the Fund's performance during the 12 months ended November 30, 2008.

Q: How did the market turmoil of the past year affect small-cap stocks?

A: As would be expected at a time of heightened investor risk-aversion and poor performance for the broader market, small-cap stocks lost significant ground during the past year. The leading cause of the downturn in U.S. equities was the ongoing fallout from the housing crisis, which led to a freezing of the credit markets and the failure of numerous financial institutions. The resulting pressure on global economic growth severely depressed the earnings outlook for U.S. companies for both 2008 and 2009, making it increasingly difficult for investors to assess the valuations of individual stocks. With this as the backdrop, the Russell 2000 Growth Index returned -41.34% over the 12 months ended November 30, 2008, and the Russell 2000 Index returned -37.46%. The bulk of the declines occurred in the final three months of the period amid the intensification of the financial crisis.

Q: How did the Fund perform over the 12 months ended November 30, 2008?

A: For the 12 months ended November 30, 2008, Pioneer Oak Ridge Small Cap
   Growth Fund's Class A shares produced a total return of -31.86% at net asset value. While this return was poor on an absolute basis, it represented strong relative performance as compared to the returns of the two Russell indices noted above. In addition, the Fund outperformed the average return of the 601 funds in Lipper's Small Cap Growth Fund category, which was -44.76% over the same 12-month period.

   In terms of its rankings within the Lipper Small Cap Growth Fund peer group, the Fund's Class A shares finished in the top 2% for the annual period ended November 30/th /by delivering the eighth-best return of the 601 funds in the category. The Fund ranks in the top 6% of all competitors for the three-year period, finishing 28/th /out of 504 funds. Its five- and 10-year rankings place the Fund in the top 5% and 26% of its peer group, respectively. We believe the Fund's strong track record reflects the effectiveness of our disciplined investment process, which uses fundamental research to identify high-quality companies with fast-growing earnings and reasonable valuations.

Q: What elements of the Fund's positioning helped performance during the annual reporting period ended November 30, 2008?

A: Amid a difficult market environment, the Fund generated outperformance in every sector except financials. However, it is important to remember that outperformance during the past year simply meant a smaller negative return, given that all sectors lost ground.

   That said, the Fund's best sector during the period was energy. Here, the approximately -15% return for the stocks held in the Fund was substantially better than the -45% return for the energy stocks in the Russell 2000 Growth Index. The best individual performer for the Fund was Southwestern Energy, which we sold in April at a gain of 70% from the start of the reporting period. This timely sale enabled the Fund to avoid the bulk of the severe downturn in energy that occurred in the latter half of the year. Petrohawk Energy and Concho Resources were also outperformers of note. The common ground among the stocks is that their productive properties have allowed them to maintain positive growth profiles, even as the prices of oil and natural gas have collapsed.

   Favorable stock selection in the weak consumer discretionary sector also was a positive factor for the Fund. While our holdings declined by 41%, this was appreciably better than the -51% return for the sector as a whole. The majority of the Fund's individual positions outperformed, which we believe is a reflection of our focus on companies with strong balance sheets, reasonable valuations and rising market share. Notable outperformers included Wolverine Worldwide and True Religion Apparel.

   The Fund generated a significant margin of outperformance in the consumer staples sector, for two reasons. First, the Fund was helped by holding an overweight position in a sector that generated strong relative performance. Second, our stock picks outperformed the Russell 2000 Growth's holdings by nearly five percentage points. The Fund's leading stocks in consumer staples were Chattem, Alberto-Culver and Church & Dwight, which are similar in that all three companies have strong niche brands that have helped them withstand the environment of slower economic growth.

Q: Where was your stock selection less effective for the Fund's performance during the 12-month period?

A: As mentioned previously, the financial sector was the Fund's only area of underperformance. The Fund was overweight in the sector, a negative in light of the fact that financials lagged the broader market. In addition, the Fund lacked exposure to the outperforming real estate investment trust (REIT) sector. We typically avoid this group because it does not fit our growth orientation, but that approach hindered the Fund's performance results during the past year. The Fund also lost ground through its holdings in the asset manager Affiliated Managers Group, which declined by 72%, and FC Stone, which declined by more than 91%. On the plus side, the Fund held four financial stocks that outperformed: ProAssurance, a provider of professional liability insurance; Portfolio Recovery Associates, which provides debt recovery services; Tower Group, a property and casualty insurance company; and the asset manager Stifel Financial Group, whose shares gained more than 60% following our purchase of its shares late in the first quarter of 2008.

   The largest individual detractor from the Fund's performance during the 12-month period was Wright Express, which provides credit cards that transportation companies issue to their truckers. The credit cards provide transportation companies with the ability to better track both the location and expenses of their drivers. While Wright has been executing its strategy well, the slowing economy has reduced trucking activity and, by extension, truckers' expenses. We continue to hold the stock in the Fund, believing it is a well-managed company with strong potential for outperformance once the economy begins to recover.

   The Fund also had a handful of underperformers in the technology sector during the period. Most notable among them was the semiconductor company Diodes, which declined by about 70% as the global economic slowdown caused it to miss earnings expectations and slash its profit outlook for 2009.

Q: What is your outlook for small-cap stocks?

A: Over time, investors have been trained to expect that slowing growth will cause small-cap stocks to underperform. This does not necessarily, however, have to be the case: from January 1, 2008, through November 30, 2008, for example, the Russell 2000 Index outpaced the Russell 1000 Index, a measure of large-cap performance, by more than a full percentage point (-37.42% vs. -38.58%) . We see two key reasons why small-caps have been able to outperform in a bad market. First, smaller companies are typically hurt by recessions because they have a greater need to access the capital markets. As we have seen in the past year, however, it has been large-cap stocks that have in fact run into the greatest difficulty in this area. Second, small-caps have traditionally been viewed as being vulnerable to slower domestic growth because a lower percentage of their sales comes from overseas. Today we are seeing that international economies are actually performing much worse than the United States, which has made the domestic focus of small cap companies a potential source of strength.

   We continue to hold a cautious view on the outlook for the broader market. The ultimate length of the downturn is unknowable, and the potential is high that economic growth, when it finally returns to positive territory, will be on the low end of the historical range. Having said this, we are finding a growing number of compelling opportunities among individual companies.

   The extreme nature of this bear market, along with the "forced selling" that it has brought about, has meant that the stocks of higher-quality companies have sold off alongside their lower-quality counterparts. We believe this indicates that even if the broader market does not make much headway in the year ahead, there will still be numerous individual companies that may perform extremely well. Our goal is to find some of them and include them in the Fund's portfolio. We encourage shareholders to remain focused on the long term, and on the potential benefits of investing in higher-quality growth companies, even if the market remains volatile in the months ahead.

   Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

PIONEER SMALL AND MID CAP GROWTH FUND

                              -----------------------------------------------
                              PERFORMANCE UPDATE 12/31/08      CLASS A SHARES
                              -----------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.


                   Average Annual Total Returns
                   (As of December 31, 2008)

                                        Net Asset     Public Offering
                   Period              Value (NAV)      Price (POP)
                   10 Years                3.89%            3.27%
                   5 Years                -1.47%           -2.63%
                   1 Year                -32.31%          -36.20%

                   Expense Ratio
                   (Per prospectus dated May 1, 2008)

                                          Gross             Net
                                           1.52%            1.25%

                                [CHART]

                      Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
             -------------       ------------      ---------------
12/98           $ 9,425            $10,000            $10,000
                 10,626             15,129             15,548
12/00            13,919             13,351             13,046
                 14,041             10,661             11,632
12/02            11,443              7,739              8,248
                 14,859             11,045             12,068
12/04            15,670             12,754             13,829
                 16,432             14,298             14,959
12/06            17,445             15,821             16,794
                 20,389             17,629             18,421
12/08            13,801              9,815             10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class A shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.

PIONEER SMALL AND MID CAP GROWTH FUND

                              -----------------------------------------------
                              PERFORMANCE UPDATE 12/31/08      CLASS B SHARES
                              -----------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.


                        Average Annual Total Returns
                        (As of December 31, 2008)

                                                  If          If
                        Period                   Held      Redeemed
                        10 Years                  3.04%      3.04%
                        5 Years                  -2.35%     -2.35%
                        1 Year                  -32.92%    -35.50%

                        Expense Ratio
                        (Per prospectus dated May 1, 2008)

                                                 Gross       Net
                                                  2.38%      2.15%

                                    [CHART]
                         Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
             -------------       ------------      ---------------
12/98           $10,000            $10,000           $10,000
                 11,192             15,129            15,548
12/00            14,552             13,351            13,046
                 14,570             10,661            11,632
12/02            11,785              7,739             8,248
                 15,191             11,045            12,068
12/04            15,892             12,754            13,829
                 16,511             14,298            14,959
12/06            17,362             15,821            16,794
                 20,109             17,629            18,421
12/08            13,489              9,815            10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class B shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.

PIONEER SMALL AND MID CAP GROWTH FUND

                              -----------------------------------------------
                              PERFORMANCE UPDATE 12/31/08      CLASS C SHARES
                              -----------------------------------------------

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.


                        Average Annual Total Returns
                        (As of December 31, 2008)

                                                  If          If
                        Period                   Held      Redeemed
                        10 Years                  3.08%      3.08%
                        5 Years                  -2.27%     -2.27%
                        1 Year                  -32.88%    -32.88%

                        Expense Ratio
                        (Per prospectus dated May 1, 2008)

                                                 Gross       Net
                                                  2.42%      2.15%

                                    [CHART]
                          Value of $10,000 Investment

             Pioneer Small
              and Mid Cap        Russell 2500      Russell Mid Cap
              Growth Fund        Growth Index       Growth Index
             -------------       ------------      ---------------
12/98           $10,000           $10,000             $10,000
12/99            11,192            15,129              15,548
12/00            14,552            13,351              13,046
12/09            14,570            10,661              11,632
12/09            11,785             7,739               8,248
12/09            15,191            11,045              12,068
12/09            15,905            12,754              13,829
12/09            16,536            14,298              14,959
12/09            17,423            15,821              16,794
12/09            20,170            17,629              18,421
12/09            13,539             9,815              10,776

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/20/04. The performance of Class C shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER SMALL AND MID CAP GROWTH FUND 12/31/08

Problems that began in the credit markets spread throughout the economy during 2008, leading to one of the worst periods for equity investments in recent history. In the following interview, members of the portfolio management team from L. Roy Papp & Associates, the Fund's sub-adviser, who are responsible for management of Pioneer Small and Mid Cap Growth Fund, discuss the factors that influenced the performance of the Fund during the year.

Q: How did the Fund perform during the 12 months ended December 31, 2008?

A: Pioneer Small and Mid Cap Growth Fund Class A shares returned -32.31% at net asset value for the 12 months ending December 31, 2008. During the same period, the Russell Midcap Growth Index returned -44.32% while the Russell 2500 Growth Index returned -41.50%. Over the same 12 months, the average return of the 602 mutual funds in Lipper's Mid-Cap Growth Core category was -44.49%.

Q: What were the principal factors affecting the Fund's performance during the 12 months ended December 31, 2008?

A: It was a horrible year in the stock market, with deep declines in most companies' share prices. The precipitous market drops were triggered by loose money policies that resulted in imprudent loans, especially in real estate, to unqualified borrowers. Those low-quality loans then were packaged by investment banks into securities that were sold to investors throughout the world. The poor quality of many mortgage loans became evident when housing values began declining, unleashing a cascading series of events that resulted in a deepening credit crisis that threatened the existence of major financial institutions. Government rescues and bailouts, and bankruptcies of well known financial corporations occurred over virtually the entire year, starting with the JP Morgan Chase's buyout -- with the help of the federal government -- of Bear Stearns in March, and extending until the end of the year when Bank of America acquired Merrill Lynch and Wells Fargo bought Wachovia. While the credit crisis exacerbated the existing problems of more troubled companies, such as General Motors, it also created new problems for many profitable corporations that began to see their credit dry up. Market volatility hit its highest point in the weeks after investment bank Lehman Brothers filed for bankruptcy in September, when investor confidence disappeared, consumers curtailed spending and corporations throughout the economy saw revenues shrink at the very time they lost access to credit. The financials sector was the area that was most severely hit in this tumultuous market, as the share prices of even higher-quality companies with little credit exposure were pulled down with the rest of the sector.

   While the economic onslaught affected all areas of the equity market, small-and mid-cap stocks suffered some of the most severe effects because of their vulnerability when credit markets freeze up. In particular, corporations that did not have long, established track records found it difficult to gain credit when the flow of such credit froze as the year progressed.

   The Fund's holdings could not escape the effects of the difficult market environment, although the Fund did outperform both its Russell benchmarks and its Lipper peers. The Fund's performance was helped by our traditional emphasis on corporations with strong balance sheets, little debt, steady earnings growth, good cash flow and experienced management teams.

Q: What were some of the investments that most influenced the Fund's results during the 12-month period ended December 31, 2008?

A: The sharp downturn in the equity markets pulled down many of the Fund's holdings, but the quality bias of our investment discipline did help the Fund hold up better than the Russell benchmarks and the Lipper peer group average. Holdings that helped the Fund's performance include DeVry, a specialist in adult education programs which reduced its costs at the same time it enjoyed healthy gains in enrollment. O'Reilly Auto Parts, a retailing chain that recently made a significant acquisition, was another of the better performers for the Fund during the period. Defensive stocks, such as household products corporation Clorox, did well as investors were attracted to corporations with more consistent revenue streams. That was especially true in the health care group, where several Fund holdings performed relatively well, including C.R. Bard, Medco Health, Express Scripts, and Techne, which all outperformed. C.R. Bard produces medical products for the hospital market; Medco and Express Scripts are pharmacy benefits managers; and Techne produces proteins for the biotechnology and medical markets. Elsewhere, two technology-related companies that fared well were ChoicePoint, which provides employment screening services to corporations, and Informatica, which produces software that helps integrate information technology systems of different businesses. ChoicePoint was acquired by LexisNexis during the year.

   Several Fund holdings did produce disappointing results during the 12-month period, however, including some smaller energy companies whose share prices declined with the price of oil. They included Forest Oil, an exploration and production company, and

   FMC Technologies, a leading provider of undersea oil production systems. In the financials sector, one of the Fund's poor-performing investments was Federated Investors, an asset manager specializing in money market funds. Federated was hurt when low interest rates drove down the yields of money market funds. In technology, the share price of Micros Systems, which sells information technology systems to the hospitality industry, declined because of concerns about shrinking demand. However, we have continued to favor the company because of the protection offered by the recurring revenues from its technology installations.

Q: What were some of the changes you made to the Fund during the 12 months ended December 31, 2008?

A: We sold some Fund holdings during the year for fundamental reasons, and others for technical reasons related to the need to have smaller companies to be consistent with the Russell indices. On a fundamental basis, we aimed to shift the Fund to less volatile stocks and sold positions in the following: DST, which produces information technology systems for the financials industry; Harte-Hanks, a publisher of shopper newspapers; International Speedway, which owns and operates automobile racing tracks; and UCBH Holdings, a California-based bank hurt by the housing downturn. On a technical basis, we sold the Fund's positions in Adobe Systems, the software company; Cameron International, an oil field services corporation; Coach, a specialty retailer specializing in luxury products; Newfield Exploration, an oil and natural gas exploration and production company; and ITT, a diversified corporation whose operations range from adult education programs to water purification system production.

   In our search for companies with superior long-term growth characteristics and potential, we added positions to the Fund in: Air Gas, a corporation providing chemicals to industrial corporations; FactSet Research, which provides information to the financial services industry; Henry Schein, which markets supplies to the dentistry market; Idex, which produces highly engineered products for industrial customers; and Nuance, a corporation that provides a leading speech-recognition technology system.

Q: What is your investment outlook?

A: The abrupt curtailment of consumer spending was a major contributor to the economic downturn during 2008, but we believe several factors could give a boost to consumer confidence and trigger more discretionary spending in 2009. They include: lower oil and gasoline prices, which have been putting more money in consumers' pockets; lower interest rates, which should help consumer spending and even housing sales; the massive federal government stimulus packages, which should put more money into the economy; and the possibility that the economy could improve under a new national administration.

   We also see some potential improvement in the capital markets. We already have witnessed some evidence of progress in the bond market, and we think huge amounts of money are on the sidelines, ready to be deployed into higher-quality investments once some signs of progress appear.

   We firmly believe that our bias toward higher-quality corporations gives the Fund a portfolio of companies that are more likely to be the survivors of the recent economic downturn. We think they should have the potential to flourish in any potential recovery.

   Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  23226-00-0709

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                     (a series of Pioneer Series Trust I)
                                60 State Street
                          Boston, Massachusetts 02109

                      STATEMENT OF ADDITIONAL INFORMATION

                                August 4, 2009

   This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated August 4, 2009) which covers Class A, Class B and Class C shares of Pioneer Oak Ridge Small Cap Growth Fund to be issued in exchange for corresponding shares of Pioneer Small and Mid Cap Growth Fund. Please retain this Statement of Additional Information for further reference.

   The Prospectus is available to you free of charge (please call
1-800-225-6292).

                                                                         Page
                                                                         ----
   INTRODUCTION.........................................................  2

   EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE.....................  2

   ADDITIONAL INFORMATION ABOUT PIONEER OAK RIDGE SMALL CAP GROWTH FUND.  3
      FUND HISTORY......................................................  3
      DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS..................  3
      MANAGEMENT OF THE FUND............................................  3
      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............  3
      INVESTMENT ADVISORY AND OTHER SERVICES............................  3
      PORTFOLIO MANAGERS................................................  3
      BROKERAGE ALLOCATION AND OTHER PRACTICES..........................  3
      CAPITAL STOCK AND OTHER SECURITIES................................  3
      PURCHASE, REDEMPTION AND PRICING OF SHARES........................  3
      TAXATION OF THE FUND..............................................  3
      UNDERWRITERS......................................................  3
      FINANCIAL STATEMENTS..............................................  4

   ADDITIONAL INFORMATION ABOUT PIONEER SMALL AND MID CAP GROWTH FUND...  4
      FUND HISTORY......................................................  4
      DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS..................  4
      MANAGEMENT OF THE FUND............................................  4
      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............  4
      INVESTMENT ADVISORY AND OTHER SERVICES............................  4
      PORTFOLIO MANAGERS................................................  4
      BROKERAGE ALLOCATION AND OTHER PRACTICES..........................  4
      CAPITAL STOCK AND OTHER SECURITIES................................  4
      PURCHASE, REDEMPTION AND PRICING OF SHARES........................  4
      TAXATION OF THE FUND..............................................  4
      UNDERWRITERS......................................................  5
      FINANCIAL STATEMENTS..............................................  5

   PRO FORMA COMBINED FINANCIAL STATEMENTS..............................  6

                                 INTRODUCTION

   This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated August 4, 2009 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Pioneer Small and Mid Cap Growth Fund into Pioneer Oak Ridge Small Cap Growth Fund, and in connection with the solicitation by the management of Pioneer Small and Mid Cap Growth Fund of proxies to be voted at the special meeting of shareholders of Pioneer Oak Ridge Small Cap Growth Fund to be held on September 10, 2009.

               EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

   The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Oak Ridge Small Cap Growth Fund's Statement of Additional Information for Class A, Class B and Class C shares, dated April 1, 2009 (File Nos. 333-108472; 811-21425), as filed with the Securities and Exchange Commission on March 26, 2009 (Accession No. 0001257951-09-000008) is incorporated herein by reference.

2. Pioneer Oak Ridge Small Cap Growth Fund's Annual Report for the fiscal year ended November 30, 2008 (File No. 811-21425), as filed with the Securities and Exchange Commission on January 29, 2009 (Accession
   No. 0000276776-09-000006) is incorporated herein by reference.

3. Pioneer Small and Mid Cap Growth Fund's Statement of Additional Information for Class A, B, C and Y shares, dated May 1, 2009 (File Nos. 333-110037; 811-21460), as filed with the Securities and Exchange Commission on April 29, 2009 (Accession No. 0001265389-09-000015) is incorporated herein by reference.

4. Pioneer Small and Mid Cap Growth Fund's Annual Report for the fiscal year ended December 31, 2008 (File No. 811-21460), as filed with the Securities and Exchange Commission on February 27, 2009 (Accession
   No. 0000276776-09-000014) is incorporated herein by reference.

                         ADDITIONAL INFORMATION ABOUT
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND

FUND HISTORY

   For additional information about Pioneer Oak Ridge Small Cap Growth Fund generally and its history, see "Fund History" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

   For additional information about Pioneer Oak Ridge Small Cap Growth Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

MANAGEMENT OF THE FUND

   For additional information about Pioneer Oak Ridge Small Cap Growth Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For additional information, see "Annual Fee, Expense and Other
Information--Share Ownership" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

PORTFOLIO MANAGERS

   For addition information, see "Portfolio Management" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about the Pioneer Oak Ridge Small Cap Growth Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Oak Ridge Small Cap Growth Fund, see "Description of Shares" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about purchase, redemption and pricing of shares of Pioneer Oak Ridge Small Cap Growth Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

TAXATION OF THE FUND

   For additional information about tax matters related to an investment in Pioneer Oak Ridge Small Cap Growth Fund, see "Tax Status" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

UNDERWRITERS

   For additional information about the Pioneer Oak Ridge Small Cap Growth Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plan" and "Sales Charges" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

FINANCIAL STATEMENTS

   For additional information, see "Financial Statements" in Pioneer Oak Ridge Small Cap Growth Fund's SAI.

                         ADDITIONAL INFORMATION ABOUT
                     PIONEER SMALL AND MID CAP GROWTH FUND

FUND HISTORY

   For additional information about Pioneer Small and Mid Cap Growth Fund generally and its history, see "Fund History" in Pioneer Small and Mid Cap Growth Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

   For additional information about Pioneer Small and Mid Cap Growth Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Small and Mid Cap Growth Fund's SAI.

MANAGEMENT OF THE FUND

   For additional information about Pioneer Small and Mid Cap Growth Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Small and Mid Cap Growth Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For additional information, see "Annual Fee, Expense and Other
Information--Share Ownership" in Pioneer Small and Mid Cap Growth Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer Small and Mid Cap Growth Fund's SAI.

PORTFOLIO MANAGERS

   For addition information, see "Portfolio Management" in Pioneer Small and Mid Cap Growth Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

   For additional information about the Pioneer Small and Mid Cap Growth Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Small and Mid Cap Growth Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

   For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Small and Mid Cap Growth Fund, see "Description of Shares" in Pioneer Small and Mid Cap Growth Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about purchase, redemption and pricing of shares of Pioneer Small and Mid Cap Growth Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Small and Mid Cap Growth Fund's SAI.

TAXATION OF THE FUND

   For additional information about tax matters related to an investment in Pioneer Small and Mid Cap Growth Fund, see "Tax Status" in Pioneer Small and Mid Cap Growth Fund's SAI.

UNDERWRITERS

   For additional information about the Pioneer Small and Mid Cap Growth Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plan" and "Sales Charges" in Pioneer Small and Mid Cap Growth Fund's SAI.

FINANCIAL STATEMENTS

   For additional information, see "Financial Statements" in Pioneer Small and Mid Cap Growth Fund's SAI.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

                    Pioneer Oak Ridge Small Cap Growth Fund
                                   Pro Forma
                          Schedule of Investments (a)
                               November 30, 2008

                                  (Unaudited)


                                      Pioneer                                                    Pioneer     Pioneer
  Pioneer     Pioneer                Oak Ridge                                                  Small and   Oak Ridge
 Small and   Oak Ridge               Small Cap                                         % of      Mid Cap    Small Cap
  Mid Cap    Small Cap              Growth Fund                                     Pro Forma  Growth Fund Growth Fund
Growth Fund Growth Fund  Pro Forma   Combined                                        Combined    Market      Market
  Shares      Shares    Adjustments   Shares                                        Net Assets    Value       Value
----------- ----------- ----------- -----------                                     ---------- ----------- -----------
                                                COMMON STOCKS                          93.9%
                                                Energy                                  5.1%
                                                Oil & Gas Equipment & Services          1.1%
  27,700                  (27,700)         --   FMC Technologies, Inc.*                        $  760,919  $        --
              249,753      49,549     299,302   Superior Well Services, Inc.*                          --    2,559,968
  52,700                  (52,700)         --   TETRA Technologies, Inc.*                         254,014           --
                                                                                               ----------  -----------
                                                                                               $1,014,933  $ 2,559,968
                                                                                               ----------  -----------
                                                Oil & Gas Exploration & Production      4.0%
              119,000      23,608     142,608   Concho Resources, Inc.*                        $       --  $ 2,807,210
  20,000                  (20,000)         --   Forest Oil Corp.*                                 349,000           --
              236,815      46,982     283,797   Petrohawk Energy Corp.*                                --    4,137,158
  6,500                    (6,500)         --   Pioneer Natural Resources Co.                     130,520           --
              335,600      66,580     402,180   Rex Energy Corp.*                                      --    2,047,160
  10,300                  (10,300)         --   Whiting Petroleum Corp.*                          394,490           --
                                                                                               ----------  -----------
                                                                                               $  874,010  $ 8,991,528
                                                                                               ----------  -----------
                                                Total Energy                                   $1,888,943  $11,551,496
                                                                                               ----------  -----------
                                                Materials                               2.2%
                                                Industrial Gases                        2.2%
  52,500      137,100     (25,000)    164,600   Airgas, Inc.                                   $1,876,875  $ 4,901,325
                                                                                               ----------  -----------
                                                Specialty Chemicals                     0.0%
  34,500                  (34,500)         --   Sigma-Aldrich Corp.                            $1,487,295  $        --
                                                                                               ----------  -----------
                                                Total Materials                                $3,364,170  $ 4,901,325
                                                                                               ----------  -----------
                                                Capital Goods                          15.6%
                                                Aerospace & Defense                     7.7%
              191,540      38,000     229,540   AAR Corp.*                                     $       --  $ 3,244,688
              154,420      30,635     185,055   Moog, Inc.*                                            --    4,969,236
              272,150      53,992     326,142   Orbital Sciences Corp.*                                --    4,680,980
              143,160      28,402     171,562   Stanley, Inc.*                                         --    4,566,804
                                                                                               ----------  -----------
                                                                                               $       --  $17,461,708
                                                                                               ----------  -----------
                                                Construction & Engineering              1.5%
              242,460      48,102     290,562   Quanta Services, Inc.*                         $       --  $ 3,942,400
                                                                                               ----------  -----------
                                                Construction & Farm Machinery &
                                                Heavy Trucks                            0.9%
               99,370      19,714     119,084   Bucyrus International, Inc.                    $       --  $ 1,940,696
                                                                                               ----------  -----------
                                                Electrical Component & Equipment        0.0%
  63,600                  (63,600)         --   Ametek, Inc.                                   $2,221,548  $        --
                                                                                               ----------  -----------
                                                Industrial Machinery                    5.3%
              108,750      21,575     130,325   Altra Holdings, Inc.*                          $       --  $   837,375
              175,200      34,758     209,958   China Fire & Security Group*                           --    1,207,128
                5,000         992       5,992   Colfax Corp.*                                          --       47,800
  74,000                  (74,000)         --   Gardner Denver, Inc.*                           1,831,500           --
  54,000      179,392     (20,000)    213,392   Idex Corp.                                      1,242,000    4,126,016
              107,704      21,367     129,071   The Middleby Corp.*                                    --    3,486,378
               44,400       8,809      53,209   Valmont Industries, Inc.*                              --    2,455,320
                                                                                               ----------  -----------
                                                                                               $3,073,500  $12,160,017
                                                                                               ----------  -----------
                                                Total Capital Goods                            $5,295,048  $35,504,821
                                                                                               ----------  -----------

                                                       Pioneer
                                                      Oak Ridge
                                                      Small Cap
                                                     Growth Fund
                                                      Combined
                                       Pro Forma       Market
                                    Adjustments/(a)/    Value
                                    ---------------  -----------
COMMON STOCKS
Energy
Oil & Gas Equipment & Services
FMC Technologies, Inc.*               $  (760,919)   $        --
Superior Well Services, Inc.*             507,874      3,067,842
TETRA Technologies, Inc.*                (254,014)            --
                                      -----------    -----------
                                      $  (507,059)   $ 3,067,842
                                      -----------    -----------
Oil & Gas Exploration & Production
Concho Resources, Inc.*               $   556,924    $ 3,364,134
Forest Oil Corp.*                        (349,000)            --
Petrohawk Energy Corp.*                   820,773      4,957,931
Pioneer Natural Resources Co.            (130,520)            --
Rex Energy Corp.*                         406,137      2,453,297
Whiting Petroleum Corp.*                 (394,490)            --
                                      -----------    -----------
                                      $   909,824    $10,775,362
                                      -----------    -----------
Total Energy                          $   402,765    $13,843,204
                                      -----------    -----------
Materials
Industrial Gases
Airgas, Inc.                          $  (893,750)   $ 5,884,450
                                      -----------    -----------
Specialty Chemicals
Sigma-Aldrich Corp.                   $(1,487,295)   $        --
                                      -----------    -----------
Total Materials                       $(2,381,045)   $ 5,884,450
                                      -----------    -----------
Capital Goods
Aerospace & Defense
AAR Corp.*                                643,715    $ 3,888,403
Moog, Inc.*                               985,850      5,955,086
Orbital Sciences Corp.*                   928,662      5,609,642
Stanley, Inc.*                            906,011      5,472,815
                                      -----------    -----------
                                      $ 3,464,238    $20,925,946
                                      -----------    -----------
Construction & Engineering
Quanta Services, Inc.*                $   782,135    $ 4,724,535
                                      -----------    -----------
Construction & Farm Machinery &
Heavy Trucks
Bucyrus International, Inc.           $   385,016    $ 2,325,712
                                      -----------    -----------
Electrical Component & Equipment
Ametek, Inc.                          $(2,221,548)   $        --
                                      -----------    -----------
Industrial Machinery
Altra Holdings, Inc.*                 $   166,127    $ 1,003,502
China Fire & Security Group*              239,483      1,446,611
Colfax Corp.*                               9,483         57,283
Gardner Denver, Inc.*                  (1,831,500)            --
Idex Corp.                               (460,000)     4,908,016
The Middleby Corp.*                       691,665      4,178,043
Valmont Industries, Inc.*                 487,112      2,942,432
                                      -----------    -----------
                                      $  (697,630)   $14,535,887
                                      -----------    -----------
Total Capital Goods                   $ 1,712,211    $42,512,080
                                      -----------    -----------


                                      Pioneer                                                         Pioneer     Pioneer
  Pioneer     Pioneer                Oak Ridge                                                       Small and   Oak Ridge
 Small and   Oak Ridge               Small Cap                                              % of      Mid Cap    Small Cap
  Mid Cap    Small Cap              Growth Fund                                          Pro Forma  Growth Fund Growth Fund
Growth Fund Growth Fund  Pro Forma   Combined                                             Combined    Market      Market
  Shares      Shares    Adjustments   Shares                                             Net Assets    Value       Value
----------- ----------- ----------- -----------                                          ---------- ----------- -----------
                                                Commercial Services & Supplies              2.6%
                                                Environmental & Facilities Services         2.6%
              211,045      41,869     252,914   Waste Connections, Inc.*                            $       --  $ 5,957,800
                                                                                                    ----------  -----------
                                                Total Commercial Services & Supplies                $       --  $ 5,957,800
                                                                                                    ----------  -----------
                                                Transportation                              2.0%
                                                Trucking                                    2.0%
              291,195      57,770     348,965   Knight Transportation, Inc.                         $       --  $ 4,589,233
                                                                                                    ----------  -----------
                                                Air Freight & Couriers                      0.0%
  20,500                  (20,500)         --   Expeditors International of Washington,
                                                Inc.                                                $  685,315  $        --
                                                                                                    ----------  -----------
                                                Total Transportation                                $  685,315  $ 4,589,233
                                                                                                    ----------  -----------
                                                Consumer Durables & Apparel                 6.2%
                                                Apparel, Accessories & Luxury Goods         1.9%
              346,080      68,659     414,739   True Religion Apparel, Inc.*                        $       --  $ 4,357,147
                                                                                                    ----------  -----------
                                                Footwear                                    4.3%
              397,370      78,834     476,204   Iconix Brand Group, Inc.*                           $       --  $ 3,365,724
              330,025      65,474     395,499   Wolverine World Wide, Inc.                                  --    6,359,582
                                                                                                    ----------  -----------
                                                                                                    $       --  $ 9,725,306
                                                                                                    ----------  -----------
                                                Total Consumer Durables & Apparel                   $       --  $14,082,453
                                                                                                    ----------  -----------
                                                Consumer Services                           2.4%
                                                Casinos & Gaming                            1.8%
              162,200      32,179     194,379   WMS Industries, Inc.*                               $       --  $ 3,998,230
                                                                                                    ----------  -----------
                                                Education Services                          0.0%
  41,600                  (41,600)         --   DeVry, Inc.                                         $2,391,168  $        --
                                                                                                    ----------  -----------
                                                Total Consumer Services                             $2,391,168  $ 3,998,230
                                                                                                    ----------  -----------
                                                Media                                       0.0%
                                                Advertising                                 0.0%
  9,000                    (9,000)         --   WPP Plc                                             $  249,480  $        --
                                                                                                    ----------  -----------
                                                Total Media                                         $  249,480  $        --
                                                                                                    ----------  -----------
                                                Retailing                                   1.6%
                                                Distributors                                1.6%
              352,460      69,925     422,385   LKQ Corp.*                                          $       --  $ 3,672,633
                                                                                                    ----------  -----------
                                                Automotive Retail                           0.0%
  89,100                  (89,100)         --   O'Reilly Automotive, Inc.*                          $2,322,837  $        --
                                                                                                    ----------  -----------
                                                Specialty Stores                            0.0%
  78,600                  (78,600)         --   PetSmart, Inc.                                      $1,379,430  $        --
                                                                                                    ----------  -----------
                                                Total Retailing                                     $3,702,267  $ 3,672,633
                                                                                                    ----------  -----------
                                                Food, Beverage & Tobacco                    1.4%
                                                Distillers & Vintners                       1.4%
              135,900      26,961     162,861   Central Euro Distribution Corp.*                    $       --  $ 3,212,676
                                                                                                    ----------  -----------
                                                Total Food, Beverage & Tobacco                      $       --  $ 3,212,676
                                                                                                    ----------  -----------
                                                Household & Personal Products               8.6%
                                                Household Products                          3.3%
              125,762      24,950     150,712   Church & Dwight Co., Inc.                           $       --  $ 7,475,293
  31,700                  (31,700)         --   Clorox Co.                                           1,875,372           --
                                                                                                    ----------  -----------
                                                                                                    $1,875,372  $ 7,475,293
                                                                                                    ----------  -----------
                                                Personal Products                           5.4%
              218,200      43,289     261,489   Alberto-Culver Co. (Class B)                        $       --  $ 4,684,754
              103,000      20,434     123,434   Chattem, Inc.*                                              --    7,474,710
                                                                                                    ----------  -----------
                                                                                                    $       --  $12,159,464
                                                                                                    ----------  -----------
                                                Total Household & Personal Products                 $1,875,372  $19,634,757
                                                                                                    ----------  -----------

                                                            Pioneer
                                                           Oak Ridge
                                                           Small Cap
                                                          Growth Fund
                                                           Combined
                                            Pro Forma       Market
                                         Adjustments/(a)/    Value
                                         ---------------  -----------
Commercial Services & Supplies
Environmental & Facilities Services
Waste Connections, Inc.*                   $ 1,181,971    $ 7,139,771
                                           -----------    -----------
Total Commercial Services & Supplies       $ 1,181,971    $ 7,139,771
                                           -----------    -----------
Transportation
Trucking
Knight Transportation, Inc.                $   910,461    $ 5,499,694
                                           -----------    -----------
Air Freight & Couriers
Expeditors International of Washington,
Inc.                                       $  (685,315)   $        --
                                           -----------    -----------
Total Transportation                       $   225,146    $ 5,499,694
                                           -----------    -----------
Consumer Durables & Apparel
Apparel, Accessories & Luxury Goods
True Religion Apparel, Inc.*               $   864,417    $ 5,221,564
                                           -----------    -----------
Footwear
Iconix Brand Group, Inc.*                  $   667,728    $ 4,033,452
Wolverine World Wide, Inc.                   1,261,681      7,621,263
                                           -----------    -----------
                                           $ 1,929,409    $11,654,715
                                           -----------    -----------
Total Consumer Durables & Apparel          $ 2,793,826    $16,876,279
                                           -----------    -----------
Consumer Services
Casinos & Gaming
WMS Industries, Inc.*                      $   793,211    $ 4,791,441
                                           -----------    -----------
Education Services
DeVry, Inc.                                $(2,391,168)   $        --
                                           -----------    -----------
Total Consumer Services                    $(1,597,957)   $ 4,791,441
                                           -----------    -----------
Media
Advertising
WPP Plc                                    $  (249,480)   $        --
                                           -----------    -----------
Total Media                                $  (249,480)   $        --
                                           -----------    -----------
Retailing
Distributors
LKQ Corp.*                                 $   728,616    $ 4,401,249
                                           -----------    -----------
Automotive Retail
O'Reilly Automotive, Inc.*                 $(2,322,837)   $        --
                                           -----------    -----------
Specialty Stores
PetSmart, Inc.                             $(1,379,430)   $        --
                                           -----------    -----------
Total Retailing                            $(2,973,651)   $ 4,401,249
                                           -----------    -----------
Food, Beverage & Tobacco
Distillers & Vintners
Central Euro Distribution Corp.*           $   637,365    $ 3,850,041
                                           -----------    -----------
Total Food, Beverage & Tobacco             $   637,365    $ 3,850,041
                                           -----------    -----------
Household & Personal Products
Household Products
Church & Dwight Co., Inc.                  $ 1,483,028    $ 8,958,321
Clorox Co.                                  (1,875,372)            --
                                           -----------    -----------
                                           $  (392,344)   $ 8,958,321
                                           -----------    -----------
Personal Products
Alberto-Culver Co. (Class B)               $   929,411    $ 5,614,165
Chattem, Inc.*                               1,482,912      8,957,622
                                           -----------    -----------
                                           $ 2,412,323    $14,571,787
                                           -----------    -----------
Total Household & Personal Products        $ 2,019,979    $23,530,108
                                           -----------    -----------


                                      Pioneer                                                       Pioneer     Pioneer
  Pioneer     Pioneer                Oak Ridge                                                     Small and   Oak Ridge
 Small and   Oak Ridge               Small Cap                                            % of      Mid Cap    Small Cap
  Mid Cap    Small Cap              Growth Fund                                        Pro Forma  Growth Fund Growth Fund
Growth Fund Growth Fund  Pro Forma   Combined                                           Combined    Market      Market
  Shares      Shares    Adjustments   Shares                                           Net Assets    Value       Value
----------- ----------- ----------- -----------                                        ---------- ----------- -----------
                                                Health Care Equipment & Services          16.6%
                                                Health Care Distributors                   1.6%
  43,500                  (43,500)         --   Henry Schein, Inc.*                               $1,554,255  $        --
              145,035      28,774     173,809   MWI Veterinary Supply, Inc.*                              --    3,618,623
                                                                                                  ----------  -----------
                                                                                                  $1,554,255  $ 3,618,623
                                                                                                  ----------  -----------
                                                Health Care Equipment                      6.3%
  8,100                    (8,100)         --   C. R. Bard, Inc.                                  $  664,443  $        --
              136,600      27,100     163,700   IDEXX Laboratories, Inc.*                                 --    4,222,306
              212,250      42,108     254,358   Meridian Bioscience, Inc.                                 --    5,057,918
  43,500      139,900     (17,000)    166,400   ResMed, Inc.*                                      1,580,790    5,083,966
  10,800                  (10,800)         --   Stryker Corp.                                        420,336           --
                                                                                                  ----------  -----------
                                                                                                  $2,665,569  $14,364,190
                                                                                                  ----------  -----------
                                                Health Care Services                       4.4%
              225,358      44,709     270,067   Catalyst Health Solutions, Inc.*                  $       --  $ 5,070,555
  19,800                  (19,800)         --   Express Scripts, Inc.*                             1,138,698           --
              166,700      33,072     199,772   HMS Holdings Corp.*                                       --    4,917,650
  16,900                  (16,900)         --   Medco Health Solutions, Inc.*                        709,800           --
                                                                                                  ----------  -----------
                                                                                                  $1,848,498  $ 9,988,205
                                                                                                  ----------  -----------
                                                Health Care Supplies                       4.3%
               94,105      18,670     112,775   Haemonetics Corp.*                                $       --  $ 5,381,865
  68,700                  (68,700)         --   Dentsply International, Inc.                       1,791,696           --
              179,200      35,552     214,752   Immucor, Inc.*                                            --    4,349,184
                                                                                                  ----------  -----------
                                                                                                  $1,791,696  $ 9,731,049
                                                                                                  ----------  -----------
                                                Total Health Care Equipment &
                                                Services                                          $7,860,018  $37,702,067
                                                                                                  ----------  -----------
                                                Pharmaceuticals & Biotechnology            4.0%
                                                Biotechnology                              2.0%
              183,800      36,464     220,264   Omrix Biopharmaceuticals, Inc.*                   $       --  $ 4,572,944
                                                                                                  ----------  -----------
                                                Life Sciences Tools & Services             1.8%
              238,504      47,317     285,821   Qiagen NV*                                        $       --  $ 3,847,070
  19,200                   (6,000)     13,200   Techne Corp.                                       1,190,592           --
                                                                                                  ----------  -----------
                                                                                                  $1,190,592  $ 3,847,070
                                                                                                  ----------  -----------
                                                Total Pharmaceuticals & Biotechnology             $1,190,592  $ 8,420,014
                                                                                                  ----------  -----------
                                                Diversified Financials                     5.0%
                                                Asset Management & Custody Banks           1.0%
               82,500      16,367      98,867   Affiliated Managers Group, Inc.*                  $       --  $ 2,310,000
  82,000                  (82,000)         --   Federated Investors, Inc.*                         1,627,700           --
  40,000                  (40,000)         --   T. Rowe Price Associates, Inc.                     1,368,400           --
                                                                                                  ----------  -----------
                                                                                                  $2,996,100  $ 2,310,000
                                                                                                  ----------  -----------
                                                Investment Banking & Brokerage             1.9%
              117,000      23,212     140,212   Stiffel Financial Corp.*                          $       --  $ 5,032,170
                                                                                                  ----------  -----------
                                                Specialized Finance                        1.8%
              117,900      23,390     141,290   Portfolio Recovery Associates, Inc.*              $       --  $ 3,980,304
                                                                                                  ----------  -----------
                                                Total Diversified Financials                      $2,996,100  $11,322,474
                                                                                                  ----------  -----------
                                                Insurance                                  3.9%
                                                Property & Casualty Insurance              3.9%
               97,855      19,414     117,269   ProAssurance Corp.*                               $       --  $ 5,341,904
              152,700      30,294     182,994   Tower Group, Inc.                                         --    3,483,087
                                                                                                  ----------  -----------
                                                                                                  $       --  $ 8,824,991
                                                                                                  ----------  -----------
                                                Total Insurance                                   $       --  $ 8,824,991
                                                                                                  ----------  -----------

                                                          Pioneer
                                                         Oak Ridge
                                                         Small Cap
                                                        Growth Fund
                                                         Combined
                                          Pro Forma       Market
                                       Adjustments/(a)/    Value
                                       ---------------  -----------
Health Care Equipment & Services
Health Care Distributors
Henry Schein, Inc.*                      $(1,554,255)   $        --
MWI Veterinary Supply, Inc.*                 717,901      4,336,524
                                         -----------    -----------
                                         $  (836,354)   $ 4,336,524
                                         -----------    -----------
Health Care Equipment
C. R. Bard, Inc.                         $  (664,443)   $        --
IDEXX Laboratories, Inc.*                    837,666      5,059,972
Meridian Bioscience, Inc.                  1,003,443      6,061,361
ResMed, Inc.*                               (617,780)     6,046,976
Stryker Corp.                               (420,336)            --
                                         -----------    -----------
                                         $   138,550    $17,168,309
                                         -----------    -----------
Health Care Services
Catalyst Health Solutions, Inc.*         $ 1,005,950    $ 6,076,505
Express Scripts, Inc.*                    (1,138,698)            --
HMS Holdings Corp.*                          975,615      5,893,265
Medco Health Solutions, Inc.*               (709,800)            --
                                         -----------    -----------
                                         $   133,068    $11,969,771
                                         -----------    -----------
Health Care Supplies
Haemonetics Corp.*                       $ 1,067,711    $ 6,449,576
Dentsply International, Inc.              (1,791,696)            --
Immucor, Inc.*                               862,837      5,212,021
                                         -----------    -----------
                                         $   138,852    $11,661,597
                                         -----------    -----------
Total Health Care Equipment &
Services                                 $  (425,884)   $45,136,201
                                         -----------    -----------
Pharmaceuticals & Biotechnology
Biotechnology
Omrix Biopharmaceuticals, Inc.*          $   907,229    $ 5,480,173
                                         -----------    -----------
Life Sciences Tools & Services
Qiagen NV*                               $   763,222    $ 4,610,292
Techne Corp.                                (372,060)       818,532
                                         -----------    -----------
                                         $   391,162    $ 5,428,824
                                         -----------    -----------
Total Pharmaceuticals & Biotechnology    $ 1,298,391    $10,908,997
                                         -----------    -----------
Diversified Financials
Asset Management & Custody Banks
Affiliated Managers Group, Inc.*         $   458,282    $ 2,768,282
Federated Investors, Inc.*                (1,627,700)            --
T. Rowe Price Associates, Inc.            (1,368,400)            --
                                         -----------    -----------
                                         $(2,537,818)   $ 2,768,282
                                         -----------    -----------
Investment Banking & Brokerage
Stiffel Financial Corp.*                 $   998,335    $ 6,030,505
                                         -----------    -----------
Specialized Finance
Portfolio Recovery Associates, Inc.*     $   789,655    $ 4,769,959
                                         -----------    -----------
Total Diversified Financials             $  (749,828)   $13,568,746
                                         -----------    -----------
Insurance
Property & Casualty Insurance
ProAssurance Corp.*                      $ 1,059,783    $ 6,401,687
Tower Group, Inc.                            691,012      4,174,099
                                         -----------    -----------
                                         $ 1,750,795    $10,575,786
                                         -----------    -----------
Total Insurance                          $ 1,750,795    $10,575,786
                                         -----------    -----------

                                      Pioneer                                                     Pioneer
  Pioneer     Pioneer                Oak Ridge                                                   Small and    Pioneer
 Small and   Oak Ridge               Small Cap                                          % of      Mid Cap    Oak Ridge
  Mid Cap    Small Cap              Growth Fund                                      Pro Forma  Growth Fund  Small Cap
Growth Fund Growth Fund  Pro Forma   Combined                                         Combined    Market    Growth Fund
  Shares      Shares    Adjustments   Shares                                         Net Assets    Value    Market Value
----------- ----------- ----------- -----------                                      ---------- ----------- ------------
                                                Software & Services                     12.9%
                                                Application Software                     7.7%
              303,060      60,124     363,184   Ansys, Inc.*                                    $        -- $  8,746,312
  175,500     347,600    (106,000)    417,100   Informatica Corp.*                                2,435,940    4,824,688
  23,000                  (23,000)         --   FactSet Research Systems, Inc.                      920,000           --
  98,500                  (98,500)         --   Nuance Communications, Inc.*                        904,230           --
              197,600      39,202     236,802   Solera Holdings, Inc.*                                   --    3,867,032
                                                                                                ----------- ------------
                                                                                                $ 4,260,170 $ 17,438,032
                                                                                                ----------- ------------
                                                Data Processing & Outsourced
                                                Services                                 2.0%
  11,600                  (11,600)         --   Fiserv, Inc.*                                   $   396,024 $         --
               88,050      17,468     105,518   Syntel, Inc.                                             --    2,114,961
              213,710      42,398     256,108   Wright Express Corp.*                                    --    2,432,020
                                                                                                ----------- ------------
                                                                                                $   396,024 $  4,546,981
                                                                                                ----------- ------------
                                                Internet Software & Services             1.7%
              136,630      27,106     163,736   Bankrate, Inc.*                                 $        -- $  3,753,226
                                                                                                ----------- ------------
                                                Systems Software                         1.5%
  79,100      215,470     (44,000)    250,570   Micros Systems, Inc.*                           $ 1,317,015 $  3,587,576
                                                                                                ----------- ------------
                                                Total Software & Services                       $ 5,973,209 $ 29,325,815
                                                                                                ----------- ------------
                                                Technology Hardware & Equipment          0.0%
                                                Electronic Equipment & Instruments       0.6%
  22,000                  (22,000)         --   Mettler-Toledo International, Inc.*             $ 1,809,500 $         --
                                                                                                ----------- ------------
                                                Electronic Manufacturing Services        0.0%
  63,300                  (63,300)         --   Trimble Navigation, Ltd.*                       $ 1,288,788 $         --
                                                                                                ----------- ------------
                                                Total Pharmaceuticals &
                                                Biotechnology                                   $ 3,098,288 $         --
                                                                                                ----------- ------------
                                                Semiconductors                           4.4%
              180,109      35,732     215,841   Diodes, Inc.*                                   $        -- $    841,109
              176,642      35,044     211,686   Hittite Microwave Corp.*                                 --    5,161,479
  38,200                  (38,200)         --   Linear Technology Corp.                             762,090           --
  81,700                  (81,700)         --   Microchip Technology, Inc.                        1,511,450           --
              209,860                 209,860   Microsemi Corp.*                                         --    4,090,171
                                                                                                ----------- ------------
                                                                                                $ 2,273,540 $ 10,092,759
                                                                                                ----------- ------------
                                                Total Semiconductors                            $ 2,273,540 $ 10,092,759
                                                                                                ----------- ------------
                                                TOTAL COMMON STOCKS                             $42,843,510 $212,793,544
                                                                                                =========== ============

                                                        Pioneer
                                                       Oak Ridge
                                                       Small Cap
                                                      Growth Fund
                                        Pro Forma       Combined
                                     Adjustments/(a)/ Market Value
                                     ---------------  ------------
Software & Services
Application Software
Ansys, Inc.*                           $ 1,735,186    $ 10,481,498
Informatica Corp.*                      (1,471,280)      5,789,348
FactSet Research Systems, Inc.            (920,000)             --
Nuance Communications, Inc.*              (904,230)             --
Solera Holdings, Inc.*                     767,183       4,634,215
                                       -----------    ------------
                                       $  (793,142)   $ 20,905,060
                                       -----------    ------------
Data Processing & Outsourced
Services
Fiserv, Inc.*                          $  (396,024)   $         --
Syntel, Inc.                               419,588       2,534,549
Wright Express Corp.*                      482,490       2,914,510
                                       -----------    ------------
                                       $   506,054    $  5,449,059
                                       -----------    ------------
Internet Software & Services
Bankrate, Inc.*                        $   744,605    $  4,497,831
                                       -----------    ------------
Systems Software
Micros Systems, Inc.*                  $  (732,600)   $  4,171,991
                                       -----------    ------------
Total Software & Services              $  (275,083)   $ 35,023,941
                                       -----------    ------------
Technology Hardware & Equipment
Electronic Equipment & Instruments
Mettler-Toledo International, Inc.*    $(1,809,500)   $         --
                                       -----------    ------------
Electronic Manufacturing Services
Trimble Navigation, Ltd.*              $(1,288,788)   $         --
                                       -----------    ------------
Total Pharmaceuticals &
Biotechnology                          $(3,098,288)   $         --
                                       -----------    ------------
Semiconductors
Diodes, Inc.*                              166,868    $  1,007,977
Hittite Microwave Corp.*                 1,023,989       6,185,468
Linear Technology Corp.                   (762,090)             --
Microchip Technology, Inc.              (1,511,450)             --
Microsemi Corp.*                           811,451       4,901,622
                                       -----------    ------------
                                       $  (271,232)   $ 12,095,067
                                       -----------    ------------
Total Semiconductors                   $  (271,232)   $ 12,095,067
                                       -----------    ------------
TOTAL COMMON STOCKS                    $        --    $255,637,054
                                       ===========    ============

                                      Pioneer
  Pioneer     Pioneer                Oak Ridge
 Small and   Oak Ridge               Small Cap                                                       Pioneer     Pioneer
  Mid Cap    Small Cap              Growth Fund                                                     Small and   Oak Ridge
Growth Fund Growth Fund              Combined                                              % of      Mid Cap    Small Cap
Shares Pro  Shares Pro              Shares Pro                                          Pro Forma  Growth Fund Growth Fund
 Principal   Principal   Pro Forma   Principal                                           Combined    Market      Market
  Amount      Amount    Adjustments   Amount                                            Net Assets    Value       Value
----------- ----------- ----------- -----------                                         ---------- ----------- -----------
                                                TEMPORARY CASH INVESTMENTS                 27.7%
                                                Repurchase Agreements                       4.4%
            $3,000,000               3,000,000  Bank of America, 0.29%, dated
                                                11/28/08, repurchase price of
                                                $3,000,000 plus accrued interest on
                                                12/1/08 collateralized by $2,997,981
                                                Freddie Mac Giant, 5.5%, 11/1/38                   $       --  $ 3,000,000
             3,000,000               3,000,000  Barclays Plc, 0.25%, dated 11/28/08,
                                                repurchase price of $3,000,000 plus
                                                accrued interest on 12/1/08
                                                collateralized by $3,806,404 Federal
                                                National Mortgage Association, 6.0%,
                                                3/1/37                                                     --    3,000,000
             3,000,000               3,000,000  Deutsche Bank, 0.30%, dated 11/28/08,
                                                repurchase price of $3,000,000 plus
                                                accrued interest on 12/1/08
                                                collateralized by the following:
                                                $1,008,086 Freddie Mac Giant, 5.0%,
                                                12/1/35 $2,698,261 Federal National
                                                Mortgage Association (ARM), 4.782-
                                                6.196%, 8/1/15-11/1/37                                     --    3,000,000
             3,000,000               3,000,000  JP Morgan Chase & Co., 0.25%, dated
                                                11/28/08, repurchase price of
                                                $3,000,000 plus accrued interest on
                                                12/1/08 collateralized by $3,890,929
                                                Federal National Mortgage Association,
                                                5.0-6.0%, 9/1/17-9/1/38                                    --    3,000,000
                                                                                                   ----------  -----------
                                                                                                   $       --  $12,000,000
                                                                                                   ----------  -----------
                                                Securities Lending Collateral              23.3%
                                                Certificates of Deposit:                    9.8%
 171,533     1,101,744               1,273,277  Abbey National Plc, 3.15%, 8/13/09                 $  171,533  $ 1,101,744
 274,078     1,760,378               2,034,456  Bank of Scotland NY, 2.92%, 6/5/09                    274,078    1,760,378
 308,829     1,983,578               2,292,407  Barclays Bank, 1.5%, 5/27/09                          308,829    1,983,578
  34,324       220,458                 254,782  Calyon NY, 4.62%, 1/16/09                              34,324      220,458
  20,236       129,972                 150,208  Calyon NY, 4.62%, 1/16/09                              20,236      129,972
 343,152     2,204,037               2,547,189  CBA, 4.87%, 7/16/09                                   343,152    2,204,037
 308,829     1,983,578               2,292,407  DNB NOR Bank ASA NY, 3.04%, 6/5/09                    308,829    1,983,578
 314,293     2,018,676               2,332,969  Intesa SanPaolo S.p.A., 1.44%, 5/22/09                314,293    2,018,676
 308,829     1,983,578               2,292,407  New York Life Global, 2.99%, 9/4/09                   308,829    1,983,578
  16,479       105,842                 122,321  NORDEA NY, 3.68%, 12/1/08                              16,479      105,842
  19,894       127,778                 147,672  NORDEA NY, 4.13%, 4/9/09                               19,894      127,778
 257,343     1,652,890               1,910,233  Royal Bank of Canada NY, 2.7%, 8/7/09                 257,343    1,652,890
 171,533     1,101,744               1,273,277  Royal Bank of Scotland, 3.06%, 3/5/09                 171,533    1,101,744
  34,324                                        Skandinavian Enskilda Bank NY, 3.06%,
               220,458                 254,782  2/13/09                                                34,324      220,458
 343,152     2,204,037               2,547,189  Societe Generale, 3.29%, 9/4/09                       343,152    2,204,037
 308,829     1,983,578               2,292,407  Svenska Bank NY, 4.61%, 7/8/09                        308,829    1,983,578
 343,152     2,204,036               2,547,188  U.S. Bank NA, 2.25%, 8/24/09                          343,152    2,204,036
                                                                                                   ----------  -----------
                                                                                                   $3,578,809  $22,986,362
                                                                                                   ----------  -----------

                                                           Pioneer
                                                          Oak Ridge
                                                          Small Cap
                                                         Growth Fund
                                                          Combined
                                           Pro Forma       Market
                                        Adjustments/(a)/    Value
                                        ---------------  -----------
TEMPORARY CASH INVESTMENTS
Repurchase Agreements
Bank of America, 0.29%, dated
11/28/08, repurchase price of
$3,000,000 plus accrued interest on
12/1/08 collateralized by $2,997,981
Freddie Mac Giant, 5.5%, 11/1/38              $--        $ 3,000,000
Barclays Plc, 0.25%, dated 11/28/08,
repurchase price of $3,000,000 plus
accrued interest on 12/1/08
collateralized by $3,806,404 Federal
National Mortgage Association, 6.0%,
3/1/37                                         --          3,000,000
Deutsche Bank, 0.30%, dated 11/28/08,
repurchase price of $3,000,000 plus
accrued interest on 12/1/08
collateralized by the following:
$1,008,086 Freddie Mac Giant, 5.0%,
12/1/35 $2,698,261 Federal National
Mortgage Association (ARM), 4.782-
6.196%, 8/1/15-11/1/37                         --          3,000,000
JP Morgan Chase & Co., 0.25%, dated
11/28/08, repurchase price of
$3,000,000 plus accrued interest on
12/1/08 collateralized by $3,890,929
Federal National Mortgage Association,
5.0-6.0%, 9/1/17-9/1/38                        --          3,000,000
                                              ---        -----------
                                              $--        $12,000,000
                                              ---        -----------
Securities Lending Collateral
Certificates of Deposit:
Abbey National Plc, 3.15%, 8/13/09            $--        $ 1,273,277
Bank of Scotland NY, 2.92%, 6/5/09             --          2,034,456
Barclays Bank, 1.5%, 5/27/09                   --          2,292,407
Calyon NY, 4.62%, 1/16/09                      --            254,782
Calyon NY, 4.62%, 1/16/09                      --            150,208
CBA, 4.87%, 7/16/09                            --          2,547,189
DNB NOR Bank ASA NY, 3.04%, 6/5/09             --          2,292,407
Intesa SanPaolo S.p.A., 1.44%, 5/22/09         --          2,332,969
New York Life Global, 2.99%, 9/4/09            --          2,292,407
NORDEA NY, 3.68%, 12/1/08                      --            122,321
NORDEA NY, 4.13%, 4/9/09                       --            147,672
Royal Bank of Canada NY, 2.7%, 8/7/09          --          1,910,233
Royal Bank of Scotland, 3.06%, 3/5/09          --          1,273,277
Skandinavian Enskilda Bank NY, 3.06%,
2/13/09                                        --            254,782
Societe Generale, 3.29%, 9/4/09                --          2,547,189
Svenska Bank NY, 4.61%, 7/8/09                 --          2,292,407
U.S. Bank NA, 2.25%, 8/24/09                   --          2,547,188
                                              ---        -----------
                                              $--        $26,565,171
                                              ---        -----------

                                      Pioneer
  Pioneer     Pioneer                Oak Ridge
 Small and   Oak Ridge               Small Cap                                                       Pioneer
  Mid Cap    Small Cap              Growth Fund                                                     Small and     Pioneer
Growth Fund Growth Fund              Combined                                              % of      Mid Cap     Oak Ridge
  Shares      Shares                  Shares                                            Pro Forma  Growth Fund   Small Cap
 Principal   Principal   Pro Forma   Principal                                           Combined    Market     Growth Fund
  Amount      Amount    Adjustments   Amount                                            Net Assets    Value     Market Value
----------- ----------- ----------- -----------                                         ---------- -----------  ------------
                                                Commercial Paper:                           7.3%
 337,005                                        American Honda Finance Corp.,
             2,164,551               2,501,556  4.95%, 7/14/09                                     $   337,005  $  2,164,551
 171,533     1,101,744               1,273,277  Bank of Nova Scotia, 3.21%, 5/5/09                     171,533     1,101,744
  32,701       210,039                 242,740  BBVA U.S., 2.83%, 3/12/09                               32,701       210,039
 102,971                                        John Deere Capital Corp., 2.82%,
               661,375                 764,346  12/12/08                                               102,971       661,375
 343,152                                        Monumental Global Funding, Ltd.,
             2,204,037               2,547,189  2.5%, 8/17/09                                          343,152     2,204,037
 343,152     2,204,037               2,547,189  HSBC Bank, Inc., 2.5%, 8/14/09                         343,152     2,204,037
 154,372                                        General Electric Capital Corp., 4.25%,
               991,515               1,145,887  1/5/09                                                 154,372       991,515
 171,533                                        General Electric Capital Corp., 2.86%,
             1,101,744               1,273,277  3/16/09                                                171,533     1,101,744
 171,533     1,101,744               1,273,277  CME Group, Inc., 2.9%, 8/6/09                          171,533     1,101,744
  63,439       407,464                 470,903  IBM, 2.225%, 2/13/09                                    63,439       407,464
 171,533     1,101,744               1,273,277  IBM, 2.39%, 9/25/09                                    171,533     1,101,744
 308,829                                        Met Life Global Funding, 3.19%,
             1,983,578               2,292,407  6/12/09                                                308,829     1,983,578
 291,667     1,873,349               2,165,016  Westpac Banking Corp., 2.34%, 6/1/09                   291,667     1,873,349
                                                                                                   -----------  ------------
                                                                                                   $ 2,663,420  $ 17,106,921
                                                                                                   -----------  ------------
                                                Tri-party Repurchase Agreements:            4.3%
 857,838     5,509,817               6,367,655  Deutsche Bank, 0.25%, 12/1/08                      $   857,838  $  5,509,817
 708,931                                        Barclays Capital Markets, 0.2%,
             4,553,400               5,262,331  12/1/08                                                708,931     4,553,400
                                                                                                   -----------  ------------
                                                                                                   $ 1,566,769  $ 10,063,217
                                                                                                   -----------  ------------
                                                Time Deposit:                               1.0%
 377,476     2,424,495               2,801,971  TD Suntrust, 0.25%, 12/1/08                        $   377,476  $  2,424,495
                                                Money Market Mutual Fund:                   0.9%
 343,152                                        JP Morgan, U.S. Government Money
             2,204,037               2,547,189  Market Fund                                        $   343,152  $  2,204,037
                                                                                                   -----------  ------------
                                                Other:                                      0.0%
   8,624                                        ABS CFAT 2008-A A1, 3.005%,
                55,389                  64,013  4/27/09                                            $     8,624  $     55,389
                                                                                                   -----------  ------------
                                                Total Securities Lending Collateral                $ 8,538,250  $ 54,840,421
                                                                                                   -----------  ------------
                                                TOTAL TEMPORARY CASH
                                                INVESTMENTS                                        $ 8,538,250  $ 66,840,421
                                                                                                   -----------  ------------
                                                TOTAL INVESTMENT IN SECURITIES            121.6%   $51,381,760  $279,633,965
                                                                                                   -----------  ------------
                                                OTHER ASSETS AND LIABILITIES              -21.6%   $(7,853,345) $(50,900,621)
                                                                                                   -----------  ------------
                                                TOTAL NET ASSETS                          100.0%   $43,528,415  $228,733,344
                                                                                                   -----------  ------------
                                                TOTAL INVESTMENT AT COST                           $54,732,757  $321,638,727
                                                                                                   ===========  ============


                                                              Pioneer
                                                             Oak Ridge
                                                             Small Cap
                                                            Growth Fund
                                           Pro Forma          Combined
                                        Adjustments/(a)/    Market Value
                                        ---------------  ------------
Commercial Paper:
American Honda Finance Corp.,
4.95%, 7/14/09                            $        --    $  2,501,556
Bank of Nova Scotia, 3.21%, 5/5/09                 --       1,273,277
BBVA U.S., 2.83%, 3/12/09                          --         242,740
John Deere Capital Corp., 2.82%,
12/12/08                                           --         764,346
Monumental Global Funding, Ltd.,
2.5%, 8/17/09                                      --       2,547,189
HSBC Bank, Inc., 2.5%, 8/14/09                     --       2,547,189
General Electric Capital Corp., 4.25%,
1/5/09                                             --       1,145,887
General Electric Capital Corp., 2.86%,
3/16/09                                            --       1,273,277
CME Group, Inc., 2.9%, 8/6/09                      --       1,273,277
IBM, 2.225%, 2/13/09                               --         470,903
IBM, 2.39%, 9/25/09                                --       1,273,277
Met Life Global Funding, 3.19%,
6/12/09                                            --       2,292,407
Westpac Banking Corp., 2.34%, 6/1/09               --       2,165,016
                                          -----------    ------------
                                          $        --    $ 19,770,341
                                          -----------    ------------
Tri-party Repurchase Agreements:
Deutsche Bank, 0.25%, 12/1/08             $        --    $  6,367,655
Barclays Capital Markets, 0.2%,
12/1/08                                            --       5,262,331
                                          -----------    ------------
                                          $        --    $ 11,629,986
                                          -----------    ------------
Time Deposit:
TD Suntrust, 0.25%, 12/1/08               $        --    $  2,801,971
Money Market Mutual Fund:
JP Morgan, U.S. Government Money
Market Fund                               $        --    $  2,547,189
                                          -----------    ------------
Other:
ABS CFAT 2008-A A1, 3.005%,
4/27/09                                   $        --    $     64,013
                                          -----------    ------------
Total Securities Lending Collateral       $        --    $ 63,378,671
                                          -----------    ------------
TOTAL TEMPORARY CASH
INVESTMENTS                               $        --    $ 75,378,671
                                          -----------    ------------
TOTAL INVESTMENT IN SECURITIES            $        --    $331,015,725
                                          -----------    ------------
OTHER ASSETS AND LIABILITIES              $        --    $(58,753,966)/(b)/
                                          -----------    ------------
TOTAL NET ASSETS                          $        --    $272,261,759
                                          -----------    ------------
TOTAL INVESTMENT AT COST                  $(2,677,756)   $373,693,728
                                          ===========    ============

--------

*  Non-income producing security.

(a)Specific securities held by Pioneer Small and Mid Cap Growth Fund are assumed to be sold for cash, with proceeds being reinvested among existing securities held by Pioneer Oak Ridge Small Cap Growth Fund.

(b)Reflects costs of the reorganization.

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
            Pro Forma Combined Statement of Assets and Liabilities

                               November 30, 2008

                                  (unaudited)

                                                                          Pioneer         Pioneer
                                                                         Oak Ridge       Oak Ridge
                                             Pioneer       Pioneer       Small Cap       Small Cap
                                            Small and     Oak Ridge     Growth Fund     Growth Fund
                                             Mid Cap      Small Cap      Pro Forma       Pro Forma
                                           Growth Fund   Growth Fund    Adjustments      Combined
                                           -----------  ------------  -----------      ------------
ASSETS:
 Investment in securities, at value
   (Cost $54,732,757 and $321,638,727,
   respectively)                           $51,381,760  $279,633,965                   $331,015,725
 Cash                                          895,456     2,582,269                      3,477,725
 Receivables--
   Fund shares sold                            128,285     1,718,520                      1,846,805
   Dividends and interest                       39,601        39,911                         79,512
   Due from Pioneer Investment
    Management, Inc.                            47,949        31,020      50,000/(b)/       128,969
 Other                                          27,794        39,360                         67,154
                                           -----------  ------------                   ------------
    Total assets                           $52,520,845  $284,045,045                   $336,615,890
                                           -----------  ------------                   ------------
LIABILITIES:
 Payables--
   Fund shares repurchased                 $    62,533  $    292,526                   $    355,059
   Upon return of securities loaned          8,538,250    54,840,421                     63,378,671
   Dividends                                   282,374            --                        282,374
 Due to affiliates                              62,725       110,475                        173,200
 Accrued expenses                               46,548        68,279      50,000/(b)/       164,827
                                           -----------  ------------                   ------------
    Total liabilities                      $ 8,992,430  $ 55,311,701                     64,354,131
                                           -----------  ------------                   ------------
NET ASSETS:
 Paid-in capital                           $47,468,995  $276,637,411                   $324,106,406
 Accumulated net investment loss               (54,937)           --                        (54,937)
 Accumulated net realized loss on
   investments                                (534,646)   (5,899,305) (2,677,756)/(c)/   (9,111,707)
 Net unrealized loss on investments         (3,350,997)  (42,004,762)  2,677,756/(c)/   (42,678,003)
                                           -----------  ------------                   ------------
    Total net assets                       $43,528,415  $228,733,344                   $272,261,759
                                           -----------  ------------                   ------------
NET ASSETS BY CLASS:
 Class A                                   $35,253,543  $204,015,334                   $239,268,877
                                           -----------  ------------                   ------------
 Class B                                   $ 3,812,402  $  3,804,790                   $  7,617,192
                                           -----------  ------------                   ------------
 Class C                                   $ 4,462,470  $ 20,913,220                   $ 25,375,690
                                           -----------  ------------                   ------------
OUTSTANDING SHARES:
(No par value, unlimited number of
 shares authorized)
 Class A                                     1,709,802    11,957,525     356,642/(a)/    14,023,969
                                           -----------  ------------                   ------------
 Class B                                       193,864       233,616      40,169/(a)/       467,649
                                           -----------  ------------                   ------------
 Class C                                       226,013     1,375,044      67,378/(a)/     1,668,435
                                           -----------  ------------                   ------------
NET ASSET VALUE PER SHARE:
 Class A                                   $     20.62  $      17.06                   $      17.06
                                           -----------  ------------                   ------------
 Class B                                   $     19.67  $      16.29                   $      16.29
                                           -----------  ------------                   ------------
 Class C                                   $     19.74  $      15.21                   $      15.21
                                           -----------  ------------                   ------------
MAXIMUM OFFERING PRICE:
 Class A                                   $     21.88  $      18.10                   $      18.10
                                           ===========  ============                   ============

--------

(a)Class A, B and C shares of Pioneer Small and Mid Cap Growth Fund are exchanged for Class A, B and C shares of Pioneer Oak Ridge Small Cap Growth Fund, respectively.

(b)Reflects one-time cost related to the reorganization.

(c)Specific securities held by Pioneer Small and Mid Cap Growth Fund are assumed to be sold for cash, with proceeds being reinvested among existing securities held by Pioneer Oak Ridge Small Cap Growth Fund.

See accompanying notes to pro forma financial statements.

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                  Pro Forma Combined Statement of Operations

                     For the Year Ended November 30, 2008

                                  (unaudited)

                                                                            Pioneer         Pioneer
                                                                           Oak Ridge       Oak Ridge
                                              Pioneer       Pioneer        Small Cap       Small Cap
                                             Small and     Oak Ridge      Growth Fund     Growth Fund
                                              Mid Cap      Small Cap       Pro Forma       Pro Forma
                                            Growth Fund   Growth Fund     Adjustments      Combined
                                           ------------  ------------  -----------       -------------
INVESTMENT INCOME:
 Dividends                                 $    687,298  $    436,676                    $   1,123,974
 Interest                                        29,134       281,723                          310,857
 Income on securities loaned, net                44,977     1,019,816                        1,064,793
                                           ------------  ------------                    -------------
    Total investment income                $    761,409  $  1,738,215                    $   2,499,624
                                           ------------  ------------                    -------------
EXPENSES:
 Management fees                           $    503,104  $  2,106,362                    $   2,609,466
 Transfer agent fees                                 --            --                               --
   Class A                                      137,285       358,185      (39,361)/(b)/       456,109
   Class B                                       28,668        17,990       (3,336)/(b)/        43,322
   Class C                                       26,660        52,947       (4,837)/(b)/        74,770
 Shareholder communications expense                  --       441,418       49,035/(b)/        490,453
 Distribution fees
   Class A                                      114,865       479,938                          594,803
   Class B                                       66,105        57,123                          123,228
   Class C                                       69,529       308,179                          377,708
 Administrative fees                             13,318        55,757                           69,075
 Custodian fees                                  35,092        62,460      (12,552)/(a)/        85,000
 Registration fees                               53,022        58,056      (26,078)/(a)/        85,000
 Professional fees                               49,725        58,168      (42,893)/(a)/        65,000
 Printing expense                                31,259        41,166      (12,101)/(a)/        60,324
 Fees and expenses of nonaffiliated
   trustees                                       5,180         7,230                           12,410
 Miscellaneous                                    7,385        48,695       50,000/(c)/        106,080
                                           ------------  ------------  -----------       -------------
    Total expenses                         $  1,141,197  $  4,153,674  $   (42,123)      $   5,252,748
    Less fees waived and expenses
     assumed by Pioneer Investment
     Management, Inc.                          (272,936)     (354,738)    (409,500)/(b)/    (1,037,174)
    Less fees paid indirectly                    (6,568)      (11,709)                         (18,277)
                                           ------------  ------------  -----------       -------------
    Net expenses                           $    861,693  $  3,787,227  $  (451,623)      $   4,197,297
                                           ------------  ------------  -----------       -------------
     Net investment income (loss)          $   (100,284) $ (2,049,012) $   451,623       $  (1,697,673)
                                           ------------  ------------  -----------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain from:
   Investments                             $  1,048,530  $  1,609,765   (2,677,756)/(d)/ $     (19,461)
                                           ------------  ------------  -----------       -------------
                                           $  1,048,530  $  1,609,765   (2,677,756)      $     (19,461)
                                           ------------  ------------  -----------       -------------
 Change in net unrealized gain or loss
   from:
   Investments                             $(23,832,016) $(97,809,301)   2,677,756/(d)/  $(118,963,561)
                                           ------------  ------------  -----------       -------------
                                           $(23,832,016) $(97,809,301)   2,677,756       $(118,963,561)
                                           ------------  ------------  -----------       -------------
 Net loss on investments                   $(22,783,486) $(96,199,536)          --       $(118,983,022)
                                           ------------  ------------  -----------       -------------
 Net decrease in net assets resulting
   from operations                         $(22,883,770) $(98,248,548) $   451,623       $(120,680,695)
                                           ============  ============  ===========       =============

--------

(a)Reflects reduction in expenses due to elimination of duplicate services.

(b)Expenses and expense limitations conformed to Pioneer Oak Ridge Small Cap Growth Fund's contracts with affiliated parties.

(c)Reflects one-time cost related to the reorganization.

(d)Represents realized loss on the sale of certain securities held by Pioneer Small and Mid Cap Growth Fund.

See accompanying notes to pro forma financial statements.

                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
               Pro Forma Notes to Combining Financial Statements

                                   11-30-08

                                  (Unaudited)

1. Description of the Fund

   Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on February 13, 2004, is the successor to the Oak Ridge Small Cap Equity Fund. The investment objective of the Fund is to seek capital appreciation.

   The Fund offers three classes of shares--Class A, Class B, and Class C shares. Class B shares were first publicly offered on February 17, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to voting, redemptions, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for Class A, Class B and Class C shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

2. Basis of Combination

   The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Pioneer Small and Mid Cap Growth Fund with and into the Fund (the
"Reorganization"), as if such Reorganization had taken place as of December 1, 2007.

   Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Fund and Pioneer Small and Mid Cap Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Pioneer Small and Mid Cap Growth Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Small and Mid Cap Growth Fund have been combined as of and for the most recent twelve months ended November 30, 2008. Following the Reorganization, the Fund will be the accounting survivor. Pioneer Investment Management, Inc. (PIM), the advisor, has agreed to pay 50% of the expenses associated with the Reorganization, and the Fund and Pioneer Small and Mid Cap Growth fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

   These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Small and Mid Cap Growth Fund included in their respective annual reports to shareowners dated November 30 and December 31, 2008, respectively. The schedule of investments and the statement of assets and liabilities reflect the liquidation of certain securities held by Pioneer Small and Mid Cap Growth Fund and the reinvestment of those proceeds among existing securities held by the Fund. The statement of operations reflects the realized loss from the partial sale of Pioneer Small and Mid Cap Growth Fund's holdings and other adjustments made to expenses for Pioneer affiliate contractual rates and for duplicate services that would not have been incurred if the Reorganization took place on December 1, 2007.

3. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At November 30, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

4. Capital Shares

   The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at November 30, 2008, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of Pioneer Small and Mid Cap Growth Fund, as of November 30, 2008, divided by the net asset value of the Fund's shares as of November 30, 2008. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at November 30, 2008:

                          Shares of    Additional Shares Total Outstanding
                          The Fund      Assumed Issued        Shares
      Class of Shares  Pre-Combination In Reorganization Post-Combination
      ---------------  --------------- ----------------- -----------------
         Class A......   11,957,525        2,066,444        14,023,969
         Class B......      233,616          234,033           467,649
         Class C......    1,375,044          293,391         1,668,435

5. Management Agreement

   PIM, a wholly owned subsidiary of UniCredit S.p.A., manages the Fund's portfolio. PIM receives a fee that is calculated at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. The management fees were equivalent to 0.85% of the average daily net assets for the period.

   PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect for the combined fund for one year from the closing date of the reorganization. In addition, PIM has contractually agreed to limit expenses attributable to Class A shares to 1.40% of average daily net assets until April 1, 2012.

6. Federal Income Taxes

   Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.